SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14 (a)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                            [X]
Filed by a Party other than the Registrant         [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       TRAVEL SERVICES INTERNATIONAL, INC.
                (Name of Registrant as Specified in its Charter)

          ------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6 (i) (1) and 0-11.

         (1) Title of each class of securities to which transaction applies:
         (2)      Aggregate number of securities to which transaction applies:
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         (4)      Proposed maximum aggregate value of transaction:
         (5)      Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:
         (2)      Form, Schedule or Registration No.:
         (3)      Filing Party:
         (4)      Date Filed:

                       TRAVEL SERVICES INTERNATIONAL, INC.
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 14, 1999

To the Shareholders of Travel Services International, Inc.:

        NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of Shareholders (the "Annual Meeting") of Travel Services International, Inc., a Florida corporation (the "Company"), will be held at 9:00 a.m., local time, on Tuesday, September 14, 1999, at the Delray Beach Marriott, 10 North Ocean Boulevard, Delray Beach, Florida 33483, for the following purposes:

               (1) To elect three members to the Company's Board of Directors to hold office until the Company's 2002 Annual Meeting or until their successors are duly elected and qualified;

               (2) To consider and vote upon a proposal to approve the Company's Amended and Restated 1999 Long-Term Incentive Plan;

               (3) To consider and vote upon a proposal to approve the Company's Amended and Restated Non-employee Directors' Stock Plan; and

               (4) To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

        The Board of Directors has fixed the close of business on August 13, 1999 as the record date for determining those shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

        Whether or not you expect to be present, please sign, date and return the enclosed proxy card in the enclosed pre-addressed envelope as promptly as possible. No postage is required if mailed in the United States.

                                             By Order of the Board of Directors,

                                             SUZANNE B. BELL
                                             Secretary
Delray Beach, Florida
August 18, 1999

THIS IS AN IMPORTANT MEETING AND ALL SHAREHOLDERS ARE ENCOURAGED TO ATTEND THE MEETING IN PERSON. THOSE SHAREHOLDERS WHO ARE UNABLE TO ATTEND ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. SHAREHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON AT THE MEETING.

                       1999 ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                       TRAVEL SERVICES INTERNATIONAL, INC.

                                 PROXY STATEMENT

                     TIME, DATE AND PLACE OF ANNUAL MEETING

        This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Travel Services International, Inc., a Florida corporation (the "Company"), of proxies from the holders of the Company's Common Stock, par value $.01 per share (the "Common Stock"), for use at the 1999 Annual Meeting of Shareholders of the Company to be held at 9:00 a.m., local time, on Tuesday, September 14, 1999, at the Delray Beach Marriott, 10 North Ocean Boulevard, Delray Beach, Florida 33483, and at any adjournments or postponements thereof (the "Annual Meeting"), pursuant to the enclosed Notice of Annual Meeting.

        The approximate date that this Proxy Statement and the enclosed form of proxy are first being sent to shareholders is August 18, 1999. Shareholders should review the information in this Proxy Statement together with the Company's Annual Report to Shareholders for the year ended December 31, 1998 which accompanies this Proxy Statement. The Company's principal executive offices are located at 220 Congress Park Drive, Delray Beach, Florida 33445, and its telephone number is (561) 266-0860.

                          INFORMATION CONCERNING PROXY

        The enclosed proxy is solicited on behalf of the Company's Board of Directors. The giving of a proxy does not preclude the right to vote in person should any shareholder giving the proxy so desire. Shareholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company's Secretary at the Company's headquarters a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

        The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Shareholders and the enclosed proxy is to be borne by the Company. In addition to the use of mail, employees of the Company may solicit proxies personally and by telephone. The Company's employees will receive no compensation for soliciting proxies other than their regular salaries. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in doing so.

                         PURPOSES OF THE ANNUAL MEETING

        At the Annual Meeting, the Company's shareholders will consider and vote upon the following matters:

               (1) The election of three members to the Company's Board of Directors to hold office until the Company's 2002 Annual Meeting or until their successors are duly elected and qualified;

               (2) To consider and vote upon a proposal to approve the Company's Amended and Restated 1999 Long-Term Incentive Plan;

               (3) To consider and vote upon a proposal to approve the Company's Amended and Restated Non-employee Directors' Stock Plan; and

               (4) The transaction of such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

        If you sign and return the enclosed proxy, the proxies named therein will have authority to vote your shares of Common Stock at the Annual Meeting as indicated therein. Unless contrary instructions are indicated on the enclosed proxy, all shares of Common Stock represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth herein) will be voted (a) for the election of the respective nominees for director named below, and (b) by the proxies in their discretion upon any other proposals that may properly come before the meeting. In the event a shareholder specifies a different choice by means of the enclosed proxy, such shares will be voted in accordance with the specification(s) so made.

                       OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

        The Board of Directors has set the close of business on August 13, 1999 as the record date (the "Record Date") for determining shareholders of the Company entitled to notice of and to vote at the Annual Meeting. The outstanding securities of the Company consist of Restricted Voting Common Stock entitled to four-tenths of a vote on each matter submitted to shareholders for approval at the Annual Meeting ("Restricted Common Stock"), and non-restricted Common Stock entitled to one vote on each matter submitted to shareholders for approval at the Annual Meeting ("non-restricted Common Stock" and, together with the Restricted Common Stock, the "Common Stock"). As of the Record Date, there were 13,958,086 shares of Common Stock issued and outstanding, all of which are entitled to be voted at the Annual Meeting, and of which 1,684,463 shares were shares of Restricted Voting Common Stock and 12,273,623 shares were non-restricted Common Stock. Shareholders do not have the right to cumulate their votes for directors.

        The attendance, in person or by proxy, of shareholders holding of record a number of shares entitling them to exercise a majority of the voting power of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. If a quorom is present at the Annual Meeting, the nominees for directors shall be elected by a plurality of the votes of the shares present in person or by proxy at the Annual Meeting and entitled to vote on the election of directors. The affirmative vote the holders of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting will be required for approval of any other matter that may be submitted to a vote of the shareholders. If less than a majority of the outstanding shares entitled to vote are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting to another date, time or place.

        Prior to the Annual Meeting, the Company will select one or more inspectors of election for the meeting. Such inspector(s) shall determine the number of shares of Common Stock represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall receive, count and tabulate ballots and votes and determine the results thereof. Abstentions will be considered as shares present and entitled to vote at the Annual Meeting and will be counted as votes cast at the Annual Meeting, but will not be counted as votes cast for or against any given matter.

        Shares represented by proxies reflecting abstentions will be considered as shares present and entitled to vote for purposes of determining the presence of a quorum and will be counted as votes cast for purposes of determining the outcome of any matter submitted to the shareholders for a vote, but will not be counted as votes "for" or "against" any matter subject to the abstention. The inspectors of election will treat shares referred to as "broker or nominee non-votes" (shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power on a particular matter) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. For purposes of determining the outcome of any matter as to which the proxies reflect broker or nominee non-votes, shares represented by such proxies will be treated as not present and not entitled to vote on that subject matter and therefore will not be considered by the inspectors of election when counting votes cast on the matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters). Accordingly, abstentions and broker non-votes will not have the same effect as a vote against the election of any director.

        A list of shareholders entitled to vote at the Annual Meeting will be available at the Company's principal executive offices, 220 Congress Park Drive, Delray Beach, Florida 33445, for a period of ten days prior to the Annual Meeting and at the Annual Meeting itself for examination by any shareholder.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding the beneficial ownership of the Common Stock of the Company as of August 10, 1999 by: (i) each person known to beneficially own more than 5% of the outstanding shares of Common Stock; (ii) each of the Company's directors; (iii) the Company's Chief Executive Officer and four of the Company's other most highly compensated executive officers whose total annualized salary and bonus in 1998 was $100,000 or more (the Chief Executive Officer and such other executive officers of the Company are sometimes referred to herein as the "Named Executive Officers"); and (iv) all executive officers and directors as a group. All persons listed have sole voting and investment power with respect to their shares, unless otherwise indicated. The Company is not aware of any beneficial owner of more than five percent of the outstanding shares of Common Stock of the Company other than as set forth in the following table.

   NAME AND ADDRESS                                     PERCENTAGE
OF BENEFICIAL OWNER (1)                      SHARES       OWNED
-------------------------------------      ---------    -----------
Joseph V. Vittoria (2)                       470,000      3.3%
John B. Balson                                26,000        *
Jill M. Vales (2)                             75,333        *
Maryann Bastnagel (8)                          1,000        *
Suzanne B. Bell (2)(3)                        52,000        *
John C. DeLano (2)                            35,000        *
Robert G. Falcone (4)                        174,349      1.2%
Wayne Heller (5)                             693,334      5.0%
Imad Khalidi                                 390,000      2.8%
John W. Przywara                             209,445      1.5%
Elan J. Blutinger (6)(7)                     308,274      2.2%
D. Fraser Bullock (6)                        161,171      1.2%
Tommaso Zanzotto (6)                          16,944        *
J&W Heller Corp.                             693,334      5.0%
Dresdner  RCM  Capital  Management (9)     1,171,400      8.4%
PAR Capital Management (10)                  700,000      5.0%
Cumberland Associates LLC (11)               725,000      5.2%
All Directors and Executive                2,661,850     18.7%
   Officers as a Group
   (14 persons) (12)
____________________
*  Less than 1.0%

(1) Unless indicated otherwise, the address of each beneficial owner is, c/o Travel Services International, Inc., 220 Congress Park Drive, Delray Beach, Florida 33445.

(2) Includes the following options that are currently exercisable or exercisable within the next 60 days: 75,000 shares for Mr. Vittoria; 32,500 shares for Ms. Vales; 22,500 shares for Ms. Bell; and 25,000 shares for Mr. DeLano.

(3) Includes 5,000 shares owned by Ms. Bell's spouse. Ms. Bell disclaims beneficial ownership of such shares.

(4) Includes 100,000 shares owned by Judith A. Falcone, Mr. Falcone's spouse.

(5) These shares are held of record by J&W Heller Corp., a corporation of which Mr. Heller is a 50% shareholder. The remaining 50% of the ownership of J&W Heller Corp. is held by Judy Heller, Mr. Heller's spouse.

(6) Includes 15,000 shares which may be acquired upon the exercise of exercisable options. Also includes the following shares which are held in a deferred stock account for the benefit of these directors, pursuant to the Directors' Plan: 1,581 shares for Mr. Blutinger; 1,343 shares for Mr. Bullock; and 1,702 shares for Mr. Zanzotto.

(7) Excludes 14,130 shares held by trusts for the benefit of Mr. Blutinger's minor children. Mr. Blutinger disclaims ownership of such shares.

(8)      The address of the shareholder is 3 Bloomingdale Court, Rockville, MD
         20852.

(9) The address of the shareholder is 4 Embaracadero Center, Suite 3000, San Francisco, California 94111. Information is based solely on the Company's review of the Schedule 13G dated December 31, 1998, as filed by the shareholder with the Securities and Exchange Commission.

(10) The address of the shareholder is One Financial Center, Suite 1600, Boston, Massachusetts 02111. Information is based solely on the Company's review of the Schedule 13G dated March 8, 1999, as filed by the shareholder with the Securities and Exchange Commission.

(11) The address of the shareholder is 1114 Avenue of the Americas, New York, New York 10036. Information is based solely in the Company's review of the Schedule 13G dated March 25, 1999, as filed by the shareholder with the Securities and Exchange Commission.

(12) Includes 250,000 shares that may be acquired upon the exercise of options.

                              ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

                         ELECTION OF DIRECTORS; NOMINEES

        The number of directors constituting the Board of Directors is determined by the Board as provided in the Company's Bylaws. The size of the Board is currently fixed at nine directors, of which there are currently nine incumbent directors. The Board of Directors of the Company is divided into three classes with each class of directors serving staggered three year terms or until their successors are elected and qualified. At each annual meeting of shareholders, directors will be elected by the holders of the Common Stock to succeed those directors whose terms are expiring.

        The current classes of the Board of Directors and their terms of office are as follows:

CLASS     DIRECTORS                    TERM EXPIRES IN:
-----     ---------                    ----------------
  I       Elan J. Blutinger                  2001
  I       D. Fraser Bullock                  2001
  I       Tommaso Zanzotto                   2001

  II      Imad Khalidi                       1999
  II      John W. Przywara                   1999
  II      Joseph V. Vittoria                 1999

 III      John B. Balson                     2000
 III      Robert G. Falcone                  2000
 III      Wayne Heller                       2000

        Messrs. Imad Khalidi, John W. Przywara and Joseph V. Vittoria have been nominated by the Company to be reelected as Class II directors at the Annual Meeting, to hold office until the 2002 annual meeting, and proxies will be voted for Messrs. Khalidi, Przywara and Vittoria absent contrary instructions. Each of the nominees for election as a director of the Company is a current member of the Board of Directors.

        The Board of Directors has no reason to believe that any of the nominees will refuse or be unable to accept election; however, in the event that a nominee is unwilling or unable to accept election or if any other unforeseen contingencies should arise, each proxy that does not specifically direct otherwise will be voted for the remaining nominees, if any, and for such other person(s) as may be designated by the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES AS DIRECTORS OF THE COMPANY.

                 DIRECTORS AND EXECUTIVE OFFICERS OF REGISTRANT

        The following table sets forth information concerning the Company's directors and executive officers.

            NAME                 AGE                 POSITION
            ----                 ---                 --------
Joseph V. Vittoria (1) (3).....   63        Chairman and Chief Executive Officer, Director
John B. Balson.................   57        President and Chief Operating Officer, Director
Jill M. Vales..................   41        Senior Vice President and Chief Financial Officer
Suzanne B. Bell................   32        Senior Vice President, General Counsel and
                                            Secretary
John C. DeLano.................   39        Senior Vice President, Operations
Melville W. Robinson...........   43        Vice President, Corporate Development
George Del Pino................   36        Vice President, Corporate Controller
Robert G. Falcone..............   57        President-Cruises Inc., Director
Wayne Heller (3)...............   42        President-Cruises Only, Director
Imad Khalidi...................   47        President-Auto Europe, Director
John W. Przywara...............   47        President-D-FW Tours, Director
Elan J. Blutinger (1)(2).......   43        Director
D. Fraser Bullock (1) (3)......   43        Director
Tommaso Zanzotto (1) (2).......   57        Director
Leonard A. Potter..............   37        Advisory Director

_________________________________
(1)     Member of Audit Committee
(2)     Member of Compensation Committee
(3)     Member of Acquisition Committee

    JOSEPH V. VITTORIA became Chairman and Chief Executive Officer and a director of the Company in July 1997. From September 1987 to February 1997, Mr. Vittoria was the Chairman and Chief Executive Officer of Avis, Inc., a multinational auto rental company where he was employed for over 26 years. Mr. Vittoria was responsible for the purchase of Avis, Inc. by creating one of the world's largest Employee Stock Ownership Plans in 1987. He is a founding member of the World Travel and Tourism Council, a global organization of the chief executive officers of companies engaged in all sectors of the travel and tourism industry. He has been named travel executive of the year several times by various travel media, including BUSINESS TRAVEL NEWS, TRAVEL WEEKLY, TRAVEL AGENT TOUR AND TRAVEL NEWS-NORTH AMERICA. Mr. Vittoria serves on the Board of Directors of Transmedia Europe, Transmedia Asia, Carey International, Inc., ResortQuest International, Inc., CD Radio, Inc. and various non-profit associations.

    JOHN B. BALSON became the President and Chief Operating Officer and a director of the Company in April 1999. Mr. Balson has held senior executive positions in major marketing services, technology and consumer products companies. Most recently, from 1995 to 1998, Mr. Balson was the Chief Marketing and Development Officer of Data Broadcasting, Inc. and, from 1991 to 1999, the President and Chief Executive Officer of Sandhill Group. Prior to that, he was President and Chief Operating Officer of two large worldwide advertising agencies, Kenyon & Eckhardt and D'Arcy, McManus and Masius. Mr. Balson also served as President of the Forshner Group, Cantel and Lears, Inc.

    JILL M. VALES became Senior Vice President and Chief Financial Officer of the Company in July 1997. From 1996 to 1997, Ms. Vales served as the Chief Operating Officer of Gunster, Yoakley, Valdes-Fauli & Stewart, P.A., a law firm. From 1990 until 1996, Ms. Vales held various positions at Certified Vacations, formerly an affiliate of Alamo Rent-A-Car, including Senior Vice President of Operations and Chief Financial Officer (1994-1996), Vice President of Finance and Operations (1992-1994) and Senior Director of Finance and Operations and Controller (1990-1992). From 1979 to 1990, Ms. Vales held various positions at KPMG Peat Marwick, specializing in auditing travel companies. Ms. Vales is a certified public accountant.

    SUZANNE B. BELL became Senior Vice President, General Counsel and Secretary of the Company in July 1997. From July 1996 to July 1997, Ms. Bell was an attorney at Greenberg Traurig Hoffman Lipoff Rosen & Quentel, P.A. From September 1991 to July 1996, she was an attorney at Morgan, Lewis & Bockius LLP. Ms. Bell concentrated her law practice in the areas of mergers and acquisitions and securities laws, representing both public and private companies.

    JOHN C. DELANO became Senior Vice President, Operations, of the Company in January 1998. Mr. DeLano spent nearly twenty years in the auto rental industry, and from 1991 to 1997 he served as Managing Director and National Operations Manager for Avis Australia, where he coordinated the marketing, operations, human resources, information technology, sales, fleet, accounting and field management functions. In 1992, while under Mr. DeLano's supervision, Avis Australia was awarded the prestigious Australian Quality Award (similar to the Malcolm Baldridge Award in the U.S.) and the 1996 Australian Customer Service Award.

    MELVILLE W. ROBINSON became Vice President, Corporate Development of the Company in July 1997. From 1994 to July 1997, Mr. Robinson served as the Chief Financial Officer of Cruises Only, one of the Founding Companies. From 1989 until 1993, Mr. Robinson was the President and Chief Financial Officer of the Gale Group, a U.S. based consumer products manufacturing firm. From 1986 to 1989, Mr. Robinson was a Managing Director at PNC Merchant Banking Corp., where he founded and managed the Growth Capital Group. From 1983 to 1986, Mr. Robinson was the Chief Financial Officer of Drug Emporium Inc., a publicly-traded discount drugstore chain.

     GEORGE DEL PINO became Corporate Controller of the Company in August 1997, and was promoted to Vice President and Corporate Controller in July 1998. From 1996 to 1997, Mr. Del Pino served as Controller of G.L. Homes of Florida, one of Florida's largest real estate developers/homebuilding companies. From 1992 to 1996, Mr. Del Pino held various positions at Certified Vacations, including Senior Director of Product Development (1995-1996), Director of Corporate Accounting and Controller (1993-1995), and Chief Financial Officer and Treasurer of The Travel Difference (a subsidiary of Certified Vacations) (1992-1993). From 1985 to 1992, Mr. Del Pino held various positions at KPMG, specializing in auditing travel companies. Mr. Del Pino is a certified public accountant.

    ROBERT G. FALCONE became a director of the Company in July 1997. Mr. Falcone has served as the Chairman and Chief Executive Officer of Cruises Inc. since its founding in 1982. Mr. Falcone is a member of the National Association of Cruise Only Agencies ("NACOA"), the Airline Reporting Corporation ("ARC"), the Travel Council of the World (Environmental Group), the American Society of Travel Agents ("ASTA"), Cruise Lines International Association ("CLIA") and is the co-founder of the Society of Elite Agents, a trade association of leading cruise specialists ("SEA").

    WAYNE HELLER became a director of the Company in July 1997. Mr. Heller has served as the Chief Executive Officer of Cruises Only since its founding in 1985 and was previously employed with Norwegian Caribbean Cruise Lines from 1980 to 1984. Mr. Heller is a member of ASTA, NACOA and CLIA.

    IMAD KHALIDI became a director of the Company in July 1997. Mr. Khalidi has been President of Auto Europe since 1992. In 1990, he joined Auto Europe as Executive Vice President of Marketing and Sales. From 1983 to 1990, Mr. Khalidi served as an International Travel Trade Manager and an International Licensee Manager with Europcar International S.A., an auto rental company in France. Mr. Khalidi is a member of the Association of Retail Travel Agencies ("ARTA"), ASTA and CLIA.

    JOHN W. PRZYWARA became a director of the Company in July 1997. Mr. Przywara has served as President of D-FW Tours since its founding in 1978. Mr. Przywara is a member of the ARC, CLIA and IATAN.

    ELAN J. BLUTINGER has been a director of the Company since October 1996. Mr. Blutinger is a Managing Director of Alpine Consolidated LLC, a consolidator of highly fragmented businesses. From 1987 to 1995, he was the Chief Executive Officer of Shoppers Express, Inc., an electronic retailing service, which he founded. From 1983 to 1986, Mr. Blutinger was the Chairman and Chief Executive Officer of DSI, a wholesale distributor for the personal computer industry until its acquisition in 1986 by Independent Distribution Incorporated. Mr. Blutinger is also a director and co-founder of ResortQuest International, Inc.

    D. FRASER BULLOCK has been a director of the Company since October 1996. In May 1999, Mr. Bullock became the Chief Operating Officer and Chief Financial Officer of the Salt Lake Olympic Organizing Committee. He is also a Managing Director of Alpine Consolidated LLC. Mr. Bullock served as the President and Chief Operating Officer of VISA Interactive, a wholly-owned subsidiary of VISA International from its inception in 1994 to 1996. In 1993, Mr. Bullock became the President and Chief Operating Officer of U.S. Order, Inc., a provider of remote electronic transaction processing, until it was acquired by VISA International in 1994. Mr. Bullock was a founding partner of Bain Capital, a Manager of Bain and Company, and a founder of MediVision, Inc., a consolidation of eye surgery centers. Mr. Bullock is also a director and co-founder of ResortQuest International, Inc.

    TOMMASO ZANZOTTO became a director of the Company in July 1997. Mr. Zanzotto is the President of Toscana Ville E Castelli, a real estate development company which owns and operates residential and commercial properties in the lodging and hotel industry. From 1994 to 1996, he was the Chairman and Chief Executive Officer of Hilton International. From 1969 to 1993, Mr. Zanzotto held various positions with American Express Travel Related Services including President International, American Express Financial and Travel Services (1990-1993); President, American Express Corporate Card Division (1987-1990); President, American Express Travelers Cheques (Europe, Africa, Middle East). Mr. Zanzotto is a member of the World Travel and Tourism Council, and a Governor of the Transportation and Travel Committee of the World Economic Summit. Mr. Zanzotto is also a director of Compass International Services Corporation.

    LEONARD A. POTTER served as a director of the Company from its formation until May 1997. After the initial public offering in July 1997, he became an Advisory Director to the Board. Mr. Potter is a co-founder and Managing Director of Capstone Partners, LLC, a venture firm specializing in consolidation transactions. Capstone Partners, LLC was a co-founder of Staffmark, Inc. and ResortQuest International, Inc. Prior to forming Capstone Partners, LLC in April 1996, Mr. Potter was an attorney at Morgan, Lewis & Bockius LLP for more than five years practicing in the areas of mergers and acquisitions and securities law. While at Morgan, Lewis & Bockius he represented a number of public companies in connection with their creation and subsequent implementation of consolidation strategies similar to the Company's, including U.S. Office Products, F.Y.I. Incorporated and Cotelligent Group.

BOARD OF DIRECTORS

        The Board of Directors has established an Audit Committee, a Compensation Committee and an Acquisition Committee, and may establish other committees from time to time as the Board may determine.

        The Advisory Director attends meetings of the Board of Directors, consults with officers and directors of the Company and provides guidance (but not direction) concerning management and operation of the Company's business. The Advisory Director is not a director of the Company and accordingly will not have a right to vote as a director.

        The Audit Committee consists of four members, three of whom are independent directors. The Audit Committee makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the plans and the results of the audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, reviews recommendations regarding the Company's accounting methods and the adequacy of its systems of internal accounting controls, and reviews and approves financial press releases and reports.

        The Compensation Committee consists of two members, each of whom is a "disinterested director," as defined in the rules promulgated by the Securities and Exchange Commission pursuant to the Exchange Act, and an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code. The Compensation Committee reviews and determines compensation for the Company's executive officers, administers the Company's 1997 Long-Term Incentive Plan (the "Incentive Plan") and makes recommendations to the Board of Directors with respect to the Company's compensation policies.

        The Acquisition Committee consists of three fixed members and one floating member. The floating member changes based upon the business segment to which an acquisition relates. The Acquisition Committee has the authority to review and approve acquisitions with a purchase price of $10 million or less, provided that if the acquisition relates to a new line of business for the Company, then the acquisition must be reviewed and approved by the full Board of Directors.

        The Board of Directors does not have any other committees at this time, although additional committees may be formed in the future. All officers serve at the discretion of the Board of Directors, subject to the terms and conditions of such officers' employment agreements with the Company.

        During 1998, the Company's Board of Directors held eight meetings and took a number of other actions by written consent. During 1998, each director attended at least 75 percent of the aggregate of (i) the number of meetings of the Board of Directors held during the period he served on the Board, and (ii) the number of meetings of committees of the Board of Directors held during the period he served on such committees.

SECTION 16(A)  BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and owners of more than 10% of the Company's common stock to file reports of ownership on Form 3 and changes of ownership on Form 4 or Form 5 with the Securities and Exchange Commission and The Nasdaq Stock Market. Such persons are also required to furnish the Company with a copy of all such forms filed.

        Based solely on its review of copies of such reports or written representations from or on behalf of certain reporting persons, the Company believes that, during the year ended December 31, 1998, all Section 16(a) filing requirements applicable to such persons were satisfied.

EXECUTIVE COMPENSATION

        The following table sets forth the aggregate compensation paid to the Named Executive Officers with respect to the years ended December 31, 1997 and 1998:
                           SUMMARY COMPENSATION TABLE

                                                                                                      LONG TERM
                                                                                                    COMPENSATION
                                                               ANNUAL COMPENSATION                     AWARDS
                                                ---------------------------------------------        ----------
                                                                                      OTHER
                                                                                      ANNUAL         SECURITIES
                                                                                      COMPEN-        UNDERLYING           ALL OTHER
                                                  SALARY(1)            BONUS          SATION           OPTIONS          COMPENSATION
NAME AND PRINCIPAL POSITION       YEAR(1)           ($)                 ($)            ($)              (#)                 ($)
---------------------------       ------         ---------           --------         -------        ---------           ----------
Joseph V. Vittoria                1997             84,615             86,000            --            100,000                 --
CEO                               1998            200,000                 --(2)         --            250,000                 --

Jill M. Vales                     1997             63,462             32,000            --             50,000             24,000(3)
Sr. VP/CFO                        1998            150,000             85,300                           30,000                 --

Maryann Bastnagel                 1997             63,462             48,500            --            110,000              8,172(5)
Sr. VP/CIO(4)                     1998            150,000             85,300            --             40,000             19,850(5)


Suzanne B. Bell                   1997             52,885             27,000            --             25,000                 --
Sr. VP/General Counsel            1998            125,000             71,100                           40,000                 --

John C. DeLano                    1997                 --                 --            --                 --                 --
Sr. VP Operations                 1998            113,077             64,300                          100,000                 --

-------------------

(1) With the exception of Mr. DeLano who commenced employment with the Company in January 1998, each of the Named Executive Officers commenced employment with the Company upon consummation of the initial public offering (July 28, 1997). Annual salaries for 1997 were as follows: $200,000 for Mr. Vittoria; $150,000 for each of Ms. Vales and Ms. Bastnagel; and $125,000 for Ms. Bell.

(2) Mr. Vittoria chose to forego his bonus earned in 1998 in order to make funds available for payments to other executives of the Company.

(3) Consists of consulting fees paid in 1997 prior to the consummation of the Company's initial public offering.

(4) Effective April 28, 1999, Ms. Bastnagel resigned from her positions with the Company.

(5) Consists of relocation expenses paid during the year.

        The following table sets forth the stock options granted to the Named Executive Officers during the year ended December 31, 1998:

                               STOCK OPTION GRANTS

                                               INDIVIDUAL GRANTS                              GRANT DATE VALUE(1)
                            ------------------------------------------------------------      ------------------
                             NUMBER OF
                           SECURITIES
                           UNDERLYING      %OF TOTAL OPTIONS
                             OPTIONS           GRANTED TO       EXERCISE
                             GRANTED           EMPLOYEES        OR BASE                          GRANT DATE
NAME                           (#)           IN FISCAL YEAR    PRICE ($/SH)   EXPIRATION DATE   PRESENT VALUE ($)
--------------------        ----------     -----------------   ------------   ---------------  ------------------
Joseph V. Vittoria           100,000             10.9           33.75             7/01/08          1,978,000
                             150,000             16.4           50.00            12/28/08          1,915,000
Jill M. Vales                 30,000              3.3           13.563            9/30/08            238,000
Maryann Bastnagel             40,000              4.4           13.563            9/30/08            318,000
Suzanne B. Bell               40,000              4.4           13.563            9/30/08            310,000
John C. DeLano                75,000              8.2           20.75             1/19/08            912,000
                              25,000              2.7           13.563            9/30/08            199,000

____________________
(1) Calculated using the Black-Scholes valuation method.

        Each of the options set forth in the table above will vest in equal installments on each of the first through fourth anniversaries of the grant date.

        The following table sets forth the stock options exercised by the Named Executive Officers during the year ended December 31, 1998:

          STOCK OPTION EXERCISES IN LAST YEAR AND YEAR-END OPTION VALUE

                                                          NUMBER OF
                                                          SECURITIES          VALUE OF
                                                         UNDERLYING         UNEXERCISED
                                                         UNEXERCISED        IN-THE-MONEY
                                                         OPTIONS/SARS       OPTIONS/SARS
                                                      AT FISCAL YEAR-END   AT FISCAL YEAR-
                        SHARES                              (#)               END ($)
                      ACQUIRED ON     VALUE             EXERCISABLE/       EXERCISABLE/
     NAME             EXERCISE(#)   REALIZED($)        UNEXERCISABLE       UNEXERCISABLE
-----------------     ----------    --------           --------------    -------------------
Maryann Bastnagel      10,000       $118,875           17,500/122,500    $288,750/$2,038,730

DIRECTOR COMPENSATION

        Directors who are also employees of the Company or one of its subsidiaries do not receive additional compensation for serving as directors. Each director who is not an employee of the Company or one of its subsidiaries receives a fee of $2,000 for attendance at each Board of Directors' meeting and $1,000 for each committee meeting. Directors are also reimbursed for out-of-pocket expenses incurred in attending meetings of the Board of Directors or committees thereof incurred in their capacity as directors.

        The Company's 1997 Non-Employee Directors' Stock Plan (the "Directors' Plan"), which was adopted by the Board of Directors and approved by the Company's shareholders in 1997, provides for: (i) the automatic grant to each non-employee director and Advisory Director (referred to herein as a "Participant" or "Non-Employee Director") serving at the commencement of the initial public offering of an option to purchase 10,000 shares of Common Stock or such other securities as may be substituted for such shares of Common Stock of the Company as stipulated in the Directors' Plan (each a "Share"); and thereafter (ii) the automatic grant to each Participant of an option to purchase 10,000 Shares upon such person's initial election as a director or appointment as an Advisory Director. In addition, the Directors' Plan provides for an automatic annual grant to each Participant of an option to purchase 5,000 Shares at each annual meeting of shareholders following the Offering; provided, however, that if the first annual meeting of shareholders following a person's initial election as a non-employee director or appointment by the Board as an Advisory Director is within three months of the date of such election or appointment, such person will not be granted an option to purchase 5,000 Shares at such annual meeting. These options will have an exercise price per Share equal to the fair market value of a Share at the date of grant. Options granted under the Directors' Plan will expire at the earlier of 10 years from the date of grant or one year after termination of service as a director or advisor, and options will be immediately exercisable. In addition, the Directors' Plan permits Participants to elect to receive, in lieu of cash directors' fees, Shares or credits representing "Deferred Shares" that may be settled at future dates, as elected by the Participants. The number of Shares or Deferred Shares received will be equal to the number of Shares which, at the date the fees would otherwise be payable, will have an aggregate fair market value equal to the amount of such fees. The Company has reserved 100,000 shares of Common Stock for use in connection with the Directors' Plan. Messrs. Blutinger, Bullock, Zanzotto and Potter each received options to purchase 10,000 shares upon consummation of the initial public offering and 5,000 Shares following the 1998 Annual Meeting of Shareholders.

EXECUTIVE COMPENSATION; EMPLOYMENT AGREEMENTS; COVENANTS-NOT-TO-COMPETE

         The Company was initially incorporated in Delaware in April 1996, however, it did not conduct operations or generate revenue and did not pay any of its executive officers compensation as employees until July 1997. During 1998, its most highly compensated executive officers were Messrs. Vittoria and DeLano and Ms. Vales, Ms. Bastnagel and Ms. Bell.

        Mr. Vittoria has entered into an employment agreement with the Company providing for an annual base salary of $200,000. Ms. Vales, Ms. Bastnagel, Ms. Bell and Mr. DeLano each have entered into an employment agreement with the Company providing for an annual base salary of $150,000, $150,000, $125,000 and $120,000, respectively. Each of these agreements is for a term of three years, commencing July 28, 1997 for Mr. Vittoria, Ms. Vales, Ms. Bastnagel and Ms. Bell, and January 19, 1998 for Mr. DeLano. In addition, certain executive officers of the operating companies, including Messrs. Falcone, Heller, Khalidi and Przywara, members of the Board of Directors, have entered into employment agreements effective July 28, 1997. Mr. Falcone's employment agreement is for a term of five years; Mr. Heller's, Mr. Khalidi's and Mr. Przywara's employment agreements are for a term of three years (in each case, the "Initial Term"). Unless terminated or not renewed by the Company or the employee, the term will continue thereafter on a year-to-year basis on the same terms and conditions existing at the time of renewal. Each employment agreement contains a covenant not to compete (the "Covenant") with the Company for a period of two years immediately following termination of employment or, in the case of a termination by the Company without cause in the absence of a change in control, for a period of one year following termination of employment. Under this Covenant, the executive officer is prohibited from: (i) engaging in any travel service business in direct competition with the Company within defined geographic areas in which the Company or its subsidiaries does business;

(ii) enticing a managerial employee of the Company away from the Company; (iii) calling upon any person or entity which is, or has been, within one year prior to the date of termination, a customer of the Company; or (iv) calling upon a prospective acquisition candidate which the employee knew was approached or analyzed by the Company, for the purpose of acquiring the entity. The Covenant may be enforced by injunctions or restraining orders and shall be construed in accordance with the changing activities, business and location of the Company. Each agreement with respect to the acquisition by the Company of an Operating Company also contains a similar covenant prohibiting sellers from competing with the Company for periods following the consummation of the respective acquisition.

        Each of these employment agreements provides that, in the event of a termination of employment by the Company without cause during the Initial Term the employee will be entitled to receive from the Company an amount equal to his or her then current salary for the remainder of the Initial Term or for one year, whichever is greater. In the event of a termination of employment without cause after the Initial Term of the employment agreement, the employee will be entitled to receive an amount equal to his or her then current salary for one year. In either case, payment is due in one lump sum on the effective date of termination. In the event of a change in control of the Company (as defined in the agreement) during the Initial Term, if the employee is not given at least five days' notice of such change in control and the successor's intent to be bound by such employment agreement, the employee may elect to terminate his or her employment and receive in one lump sum three times the amount he or she would receive pursuant to a termination without cause during the Initial Term. The employment agreements of Messrs. Falcone, Heller, Khalidi and Przywara also state, that in the event of a termination without cause by the Company or a change in control, the employee may elect to waive the right to receive severance compensation and, in such event, the noncompetition provisions of the employment agreement will not apply. In the event the employee is given at least five days' notice of such change in control, the employee may elect to terminate his or her employment agreement and receive in one lump sum two times the amount he or she would receive pursuant to a termination without cause during the Initial Term. In such an event, the noncompetition provisions of the employment agreement would apply for two years from the effective date of termination.

        On October 31, 1998, Michael Moriarty resigned from his position as President and Chief Operating Officer of the Company. Mr. Moriarty continued to assist the Company and was paid his salary for such efforts through the end of 1998, at which time his employment with the Company was terminated (without severance compensation). Mr. Vittoria, with the assistance of other officers of the Company and without adjustment to his existing employment agreement or his compensation, assumed additional duties with respect to the Company's operations and investor relations. Effective April 12, 1999, the Company appointed John B. Balson to the positions of President and Chief Operating Officer. On April 28, 1999, Ms. Bastnagel resigned from her position as Senior Vice President and Chief Information Officer of the Company. During her tenure with the Company, Ms. Bastnagel focused her efforts on the creation of a unique software development program that management believes will provide the Company with improved effectiveness of the marketing programs and sales efforts in its call centers and Internet sites. Pursuant to a separation agreement with the Company, Ms. Bastnagel received a $75,000 severance payment, representing six months salary, and payment of all accrued vacation time.

INDEMNIFICATION AGREEMENTS

        The Company has entered into indemnification agreements with each of the Company's directors and executive officers. The indemnification agreements require, among other things, that the Company indemnify its directors and executive officers to the fullest extent permitted by law, and advance to the directors and executive officers all related expenses, subject to reimbursement if it is subsequently determined that indemnification is not permitted. The Company must also indemnify and advance all expenses incurred by directors and executive officers seeking to enforce their rights under the Company's directors' and officers' liability insurance. Although the form of indemnification agreement offers substantially the same scope of coverage afforded by provisions in the Charter and Bylaws, it provides greater assurance to directors and executive officers that indemnification will be available, because, as a contract, it cannot be modified unilaterally in the future by the Board of Directors or by the shareholders to eliminate the rights it provides.

         The Company has authority under Section 607.0850 of the Florida Business Corporation Act to indemnify its directors and officers to the extent provided in such statute. In general, Florida law permits a Florida corporation to indemnify its directors, officers, employees and agents, and persons serving at the corporation's request in such capacities for another enterprise, against liabilities arising from conduct that such persons reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful.

        The provisions of the Florida Business Corporation Act that authorize indemnification do not eliminate the duty of care of a director, and in appropriate circumstances equitable remedies such as injunctive or other forms of nonmonetary relief will remain available under Florida law. In addition, each director will continue to be subject to liability for (a) violations of the criminal law, unless the director had reasonable cause to believe his conduct was lawful or had no reasonable cause to believe his conduct was unlawful; (b) deriving an improper personal benefit from a transaction; (c) voting for or assenting to an unlawful distribution; and (d) willful misconduct or a conscious disregard for the best interests of the Company in a proceeding by or in the right of the Company to procure a judgment in its favor or in a proceeding by or in the right of a shareholder. The statute does not affect a director's responsibilities under any other law, such as the federal securities laws or state or federal environmental laws.

        Article Seven of the Company's articles of incorporation (the "Florida Articles") states that: "A director shall not be personally liable to the Corporation or the holders of shares of capital stock or any other person for monetary damages for any statement, vote, decision, act or failure to act, for which such liability is precluded or otherwise eliminated under Section 607.0831 or otherwise under the Florida Business Corporation Act. If the Florida Business Corporation Act is hereafter amended to authorize the further or broader elimination or limitation of the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Florida Business Corporation Act, as so amended. No repeal or modification of this Article VII shall adversely affect any right of or protection afforded to a director of the Corporation existing immediately prior to such repeal or modification. Article Eight of the Company's Florida Articles states that: "The Corporation shall indemnify and may advance expenses to, and may purchase and maintain insurance on behalf of, its officers and directors to the fullest extent permitted by law as now or hereafter in effect. Without limiting the generality of the foregoing, the Bylaws may provide for indemnification and advancement of expenses to officers, directors, employees and agents on such terms and conditions as the Board may from time to time deem appropriate or advisable." In addition, the Company's Bylaws further provide that the Company shall indemnify its officers, directors, advisory directors and employees to the fullest extent permitted by law.

        Since the Company was reincorporated under the laws of the State of Florida on December 31, 1998, the Company intends to amend the indemnification agreements or enter into new indemnification agreements with each of its executive officers, its advisory director and directors which indemnifies such person to the fullest extent permitted by its Florida Articles, its Bylaws and under the Florida Business Corporation Act. The Company also maintains directors and officers liability insurance.

LONG-TERM INCENTIVE PLAN

        In May 1997, the Board of Directors and the Company's shareholders approved the Incentive Plan, which was later amended and restated effective July 28, 1998 (as amended and restated, the "Incentive Plan"). The purpose of the Incentive Plan is to provide officers, employees, directors who are also employees, consultants and independent contractors of the Company or any of its subsidiaries, with additional incentives by increasing their ownership interests in the Company. Individual awards under the Incentive Plan may take the form of one or more of: (i) either incentive stock options ("ISOs") or non-qualified stock options ("NQSOs"); (ii) stock appreciation rights ("SARs"); (iii) restricted or deferred stock; (iv) dividend equivalents; and (v) other awards not otherwise provided for, the value of which is based in whole or in part upon the value of the Common Stock. The Compensation Committee of the Board of Directors administers the Incentive Plan and generally selects the individuals who will receive awards and the terms and conditions of those awards. The number of shares available for use in connection with the Incentive Plan may not exceed 15% of the aggregate number of shares of Common Stock outstanding prior to the date of grant.

        As of December 31, 1998, 2,006,545 shares were reserved for use in connection with the Incentive Plan, of which 1,666,228 shares had been granted and were outstanding. Shares of Common Stock which are attributable to awards which have expired, terminated or been canceled or forfeited are available for issuance or use in connection with future awards. All options, except for certain premium-priced options granted to the Chief Executive Officer, have been granted with exercise prices equal to the fair market value at the time of grant. In December 1998, the Compensation Committee of the Board of Directors granted Mr. Vittoria "premium-priced" options to purchase 150,000 shares at an exercise price of $50, which price was in excess of the fair market value of the Common Stock on the grant date. The vesting of these options will occur over four years, subject to acceleration based upon thresholds of $50, $75 and $100 for the share price of the Common Stock. Subsequent to 1998, Mr. Vittoria was granted options for an additional 125,000 shares. Such options were granted at the fair market value on the date of grant and will vest at the rate of 25% per year.

        The Incentive Plan will remain in effect until terminated by the Board of Directors. The Incentive Plan may be amended by the Board of Directors without the consent of the shareholders of the Company, except that any amendment, although effective when made, will be subject to shareholder approval if required by any Federal or state law or regulation or by the rules of any stock exchange or automated quotation system on which the Common Stock may then be listed or quoted.

401(K) PLAN

        The Company established a 401(k) Plan effective July 1, 1998. Similar plans existing at certain operating companies are either being suspended or rolled into the Company's 401(k) Plan. All employees of the Company, meeting certain minimum eligibility requirements, are eligible to participate in the 401(k) Plan. The 401(k) Plan provides that each participant may contribute up to 20% of his or her pre-tax gross compensation (but not greater than a statutorily prescribed annual limit). The percentage elected by certain highly compensated participants may be required to be lower. The 401(k) Plan permits, but does not require, additional contributions to the 401(k) Plan by the Company. All amounts contributed by employee participants in conformance with the 401(k) Plan requirements and earnings on such contributions are fully vested at all times. For the year ended December 31, 1998, the Company made an aggregate matching contribution to the 401(k) Plan and to similar plans at certain operating companies of $283,000, of which $210,000 was for the 401(k) Plan, based on a match of 25% of employee contributions, up to a maximum of 6% of compensation. The Board of Directors will determine on an annual basis whether a matching contribution will be made and, if so, at what level of contribution.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        During 1998, the Compensation Committee was composed of Tommaso Zanzotto and Elan Blutinger. None of the members of the Compensation Committee was an officer or an employee of the Company or any of its subsidiaries in 1998, was formerly an officer of the Company or any of its subsidiaries, other than Mr. Blutinger, who was an officer of the Company prior to the Company's initial public offering, or had any relationship requiring disclosure by the Company under the section Certain Relationships And Related Transactions.

REPORT OF THE COMPENSATION COMMITTEE

        The Compensation Committee has the authority to determine the compensation of the Company's executive officers and the executive officers of the Company's subsidiaries, and to administer the Company's Amended and Restated Long-Term Incentive Plan (the "Incentive Plan"). The Compensation Committee was originally constituted on August 11, 1997, and was reaffirmed on July 29, 1998. The Committee currently consists of two outside directors who are not officers or employees of the Company. In general, the goals of the Compensation Committee are to enable the Company to (1) recruit, develop and retain highly motivated and qualified managers; (2) maximize financial performance, balancing appropriately the short and long term goals of the Company; and (3) align the interests of Company management with those of its shareholders through the use of stock options and incentives tied to increases in shareholder value.

        Our executive compensation strategy is for executives to receive a salary at a level somewhat below industry averages, while being eligible for bonuses based on performance and stock option grants. We believe that lower base salary levels in combination with performance based bonuses provide our executives the potential to earn in excess of competitive industry compensation if subjective and/or objective performance goals for our company are achieved. We also intend to continue to grant our executives and other key employees stock options at the current market value of our stock. The options have no monetary value to the executives unless the market price of our common stock increases above the exercise price. We anticipate that future option grants will be based on a subjective analysis of various performance criteria, primarily earnings per share and operating profits, although future grants may not directly be tied to any one factor.

        During 1998, the executive officers were compensated pursuant to employment agreements that, in most instances, were entered into in connection with the Company's initial public offering and prior to the appointment of the Compensation Committee. Accordingly, the Compensation Committee did not determine the 1998 salaries of such executive officers. Compensation for other officers who were engaged by the Company after the initial public offering was determined based upon market considerations and the skills and background of the individuals. Factors relating to motivation and retention were also considered.

        In addition to compensation through base salaries, the Compensation Committee has the authority to issue performance-based bonuses. Bonuses paid to the executive in 1998 were determined in accordance with our Incentive Bonus Plan and were tied to performance-based targets, including earnings per share, operating income, individual performance and contributions to the Company. All bonuses were paid in cash. In the future, such bonus payments may, in the discretion of the Compensation Committee, be made in cash or stock options.

        The Compensation Committee is also responsible for the approval of the grant of stock options to employees, the number of shares subject to each such option and the terms and conditions of such options, consistent with the Incentive Plan. The Compensation Committee seeks to use the Incentive Plan as a means to motivate the Company's management, employees and key personnel. In addition to year-end performance bonuses, determinations of option grants may be made during the year, either in connection with new acquisitions, additional equity offerings by the Company, or the addition of new key personnel, as appropriate in furtherance of the Company's objectives. Such objectives may include, among other things, recognition of past qualitative performance, incentives to continue the growth and profits of the Company's business and incentives to accept employment opportunities with the Company.

        To facilitate the Compensation Committee's achievement of its goals, the Committee has engaged an outside consulting firm to evaluate the compensation structure and make recommendations to the Committee.

        Section 162(m) of the Internal Revenue Code generally limits the tax deduction to public companies for compensation over $1 million paid to a corporation's chief executive officer and the four next most highly compensated executive officers, except to the extent that any such excess compensation is paid pursuant to a performance-based or stock option plan that has been approved by shareholders. The Compensation Committee will study the potential impact of
Section 162(m) and will, to the extent it deems appropriate, take reasonable steps to minimize or eliminate any potential impact of Section 162(m) on the Company, while at the same time preserving the objective of providing appropriate incentive awards. The Compensation Committee believes that there are no current executive compensation programs or outstanding awards that would be impacted by Section 162(m).
                                                   COMPENSATION COMMITTEE

                                                   ELAN J. BLUTINGER
                                                   TOMMASO ZANZOTTO

PERFORMANCE GRAPH

        The following graph provides a comparison of the cumulative total shareholder return for the period from July 22, 1997 (the date on which the Company's common stock commenced trading on the Nasdaq Stock Market) to December 31, 1998 (assuming reinvestment of dividends, if any) among the Company, the Standard & Poor's 500 Index and the Russell 2000 Index. The Company does not believe that it can reasonably identify a peer group or published industry or line-of-business index for comparison to the Company. Therefore, the Russell 2000 Index has been used by the Company for comparison purposes because it represents growth companies with market capitalizations similar to the Company.

                    COMPARISON OF SEVENTEEN MONTH CUMULATIVE TOTAL RETURN*
                   AMONG TRAVEL SERVICES INTERNATIONAL, INC., THE STANDARD
                        & POOR'S 500 INDEX AND THE RUSSELL 2000 INDEX

               [LINEAR GRAPH PLOTTED FROM POINTS IN TABLE BELOW]

                                        7/22/97    9/97   12/97    3/98     6/98    9/98    12/98
-------------------------------------------------------------------------------------------------
TRAVEL SERVICES INTERNATIONAL, INC.       $100     $148    $170    $238     $235      $97    $218
STANDARD & POOR'S 500                     $100     $107    $111    $126     $130     $117    $142
RUSSELL 2000                              $100     $115    $111    $122     $119      $95    $110

* Assumes $100 invested on 7/22/97 in stock or on 6/30/97 in index - including reinvestment of dividends. Fiscal year ending December 31.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
      FORMATION, INITIAL PUBLIC OFFERING AND FOUNDING COMPANY ACQUISITIONS

        Included in assets at December 31, 1998 is a note receivable from Imad Khalidi, a director of the Company, with an outstanding balance of $131,000, which bears interest at 6% and is due upon demand.

        The Company leases office space from the brother of Robert G. Falcone, a director of the Company, under a lease which expires February 28, 2006. Payments were $191,000, $201,000 and $213,000 in 1996, 1997, and 1998, respectively.

COMPANY POLICY

        Following the initial public offering in July 1997, any transactions with officers, directors and affiliates are approved by a majority of the Board of Directors, including a majority of the disinterested members of the Board of Directors.

                    PROPOSAL TO ADOPT AN AMENDED AND RESTATED
                          1999 LONG-TERM INCENTIVE PLAN
                                (PROPOSAL NO. 2)
GENERAL

        On May 9, 1997, the Board of Directors of the Company adopted the 1997 Long-Term Incentive Plan. The plan was also approved by the shareholders of the Company on May 9, 1997. The plan was later amended and restated, with the approval of the Compensation Committee of the Board of Directors (the "Committee") on April 27, 1998 and the shareholders on July 28, 1998 (as so amended and restated, the "Incentive Plan"). Individual awards under the Incentive Plan may take the form of one or more of: (i) either incentive stock options ("ISO's") or non-qualified stock options ("NQSOs"); (ii) stock appreciation rights ("SARSs"); (iii) restricted or deferred stock; (iv) dividend equivalents; and (v) other awards not otherwise provided for, the value of which is based in whole or in part upon the value of the Common Stock. Such awards, together with any other right or interest granted to a participant under the Incentive Plan, are termed "Awards." Awards may be granted to officers and employees of the Company or any of its subsidiaries, including any director who is also an employee, consultants and independent contractors of the Company or any of its subsidiaries. Under the Incentive Plan, the maximum number of common shares subject to outstanding Awards, determined immediately after the grant of any Award, cannot exceed 15% of the aggregate number of shares of Common Stock outstanding. The Compensation Committee of the Board of Directors administers the Incentive Plan and generally selects the individuals who will receive Awards and the terms and conditions of those Awards.

        On August 3, 1999, the Compensation Committee of the Company's Board of Directors authorized an increase in the total number of shares that may be subject to Awards to 18% of the aggregate number of shares of Common Stock outstanding. The Compensation Committee believes that such increase is necessary to have sufficient shares available for Awards as the Company continues to grow through acquisitions and internally, primarily in the areas of Internet and technology development. As of July 31, 1999, 2,093,712 shares were available for Awards under the Plan, of which Awards for 1,826,834 shares were outstanding on such date. Shares of Common Stock which are attributable to Awards which have expired, terminated or been canceled or forfeited are available for issuance or use in connection with future awards.

        The proposed amendment to increase the number of shares available for Awards under the Plan, is subject to shareholder approval. Shareholder approval of the Plan is required (i) in order for the Plan to be eligible under the "plan lender" exemption from the margin requirements of Regulation G promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (ii) by the rules of the Nasdaq Stock Market. The Incentive Plan, as so amended, is referred to as the Amended and Restated 1999 Long-Term Incentive Plan or the "Plan."

        The price at which the Company's options are granted under the Plan is equal to or in excess of the fair market value of the stock at the date of grant. Generally, options granted under the Plan may remain outstanding and vested options may be exercised at any time up to three months after the person to whom such options were granted is no longer employed or retained by the Company. Options granted under the Plan have maximum terms of not more than 10 years.

AWARDS GRANTED UNDER THE PLAN

        Substantially all of the options outstanding under the Plan vest at the rate of 25% per year over four years, with a term not to exceed ten years from the date of its grant. In addition, an aggregate of 10,500 shares of restricted stock have been awarded under the Plan to two individuals. As of the date of this Proxy Statement, 4,000 of such shares of restricted stock have vested, 2,000 of such shares have expired, and 4,500 of such shares remain outstanding. No Awards other than non-qualified options and restricted stock have been granted under the Plan.

        The Company believes that Awards granted under the Plan will be awarded primarily to those persons who possess a capacity to contribute significantly to the successful performance of the Company, including its subsidiaries. Because persons to whom discretionary grants of Awards are to be made are to be determined from time to time by the Compensation Committee or the Board in their discretion, it is impossible at this time to indicate the precise number, name or position of persons who will hereafter receive such Awards or the number of shares for which Awards will be granted.

        The table below indicates, as of July 30, 1999, with respect to Awards granted under the Incentive Plan (i) the number of options held by the persons and groups indicated, and (ii) the value of such options as of such date (using the closing price per share of Common Stock on July 30, 1999 of $14.125, as reported on the Nasdaq Stock Market):

                                                                         VALUE OF OPTIONS AT
                                                                          JULY 30, 1999 (1)
                                                                          EXERCISABLE (E)
            OPTION GRANTEES                   NUMBER OF OPTIONS           UNEXERCISABLE (U)
----------------------------------------      -----------------           -----------------
Joseph V. Vittoria                                 475,000                      $6,000 (E)
    Chairman and Chief Executive Officer                                      $178,000 (U)

Michael J. Moriarty                                      0                          $0 (E)
    President and Chief Operating                                                   $0 (U)
    Officer

Jill M. Vales                                       80,000                      $3,000 (E)
    Senior Vice President and Chief                                            $20,000 (U)
    Financial Officer

Maryann Bastnagel                                        0                          $0 (E)
    Senior Vice President and Chief                                                 $0 (U)
    Information Officer

Suzanne B. Bell                                     65,000                      $2,000 (E)
    Senior Vice President, General                                             $24,000 (U)
    Counsel and Secretary

Imad Khalidi                                             0                          $0 (E)
    CEO-Auto Europe                                                                 $0 (U)

All current executive officers as a              1,105,000                     $16,000 (E)
    group        (7 persons)                                                $1,086,000 (U)

All current directors who are not                        0                          $0 (E)
    executive officers as a group (7                                                $0 (U)
    persons)

All employees as a group, other than               715,372                     $17,000 (E)
    executive officers (383 persons)                                          $201,000 (U)

____________________

(1) For purposes of this table, the value of each option equals the amount, if any, by which the closing market price of a share of Common Stock on July 30, 1999 ($14.125) exceeds the option's exercise price. The value is determined without regard to whether the option is currently exercisable or not.

DESCRIPTION OF PLAN

        Set forth below is a brief description of the material terms of the Plan. Reference is made to the complete text of the Plan attached as Exhibit A and the description contained herein is qualified in its entirety by such reference.

        The Plan authorizes the grant of options to purchase shares of the Company's Common Stock and grants of certain other awards relating to Common Stock, to employees, employee-directors and consultants of the Company and any subsidiary corporation. In addition to options, stock appreciation rights ("SARs"), including limited SARs, restricted stock, deferred stock, Common Stock granted as a bonus or in lieu of other awards, and other stock-based awards may be granted under the Plan (collectively "Awards"). The Plan is neither subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended, nor qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code").

        ELIGIBILITY. Executive officers and other key employees of the Company and its subsidiaries, including any director or officer who is also an employee, and persons who provide consulting or other services to the Company or its subsidiaries, are eligible to be granted Awards under the Plan. In addition, persons who have been offered employment by the Company or its subsidiaries, and persons employed by an entity that the Committee expects to become a subsidiary of the Company are eligible to be granted Awards under the Plan. No member of the Committee may receive Awards under the Plan. The Company estimates that, currently, approximately 500 individuals are eligible to receive Awards under the Plan.

        PURPOSE. The purpose of the Plan is to advance the interests of the Company and its shareholders by providing a means to attract, retain, and reward eligible employees and consultants of the Company and its subsidiaries and to enable such persons to acquire or increase a proprietary interest in the Company, thereby promoting a closer identity of interests between such persons and the Company's shareholders.

        ADMINISTRATION. The Board has designated the Committee or such other committee as may be designated by the Board to administer the Plan provided, however, that, to the extent necessary to comply with Rule 16b-3 (as promulgated by the SEC under Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act")), the Committee will consist of two or more directors, each of whom is a "non-employee director" within the meaning of Rule 16b-3. Subject to the express provisions of the Plan, the Committee has full authority, among other things, (i) to select participants to whom Awards will be granted, and
(ii) to determine the type and number of Awards to be granted to each participant, the number of shares of Stock to which an Award will relate, and all other terms and conditions of Awards and matters relating to Awards (including forfeiture conditions and terms of any mandatory or elective deferral). In addition, the Committee may prescribe the form of Award agreements, adopt rules and regulations under the Plan, interpret the Plan and Award agreements, and make all other decisions under the Plan.

        LIMITATION ON AWARDS. The number of shares of Common Stock that may be subject to outstanding Awards granted under the Plan, determined immediately after the grant of any Award, may not exceed 18% of the total number of shares of outstanding Common Stock on the date of the grant. Subject to the adjustment due to certain events (see "Changes in Common Stock" below), the number of shares that may be delivered upon the exercise of ISOs (as defined in "Options" below) may not exceed 100,000 shares, and the number of shares that may be delivered as restricted stock and deferred stock may not exceed 100,000 shares. In addition, subject to adjustment as noted above, (i) Awards relating to no more than 250,000 shares of Common Stock may be granted to any one individual in any calendar year, and (ii) with respect to Awards that may be settled in cash (in whole or in part), no participant may be paid during any calendar year cash amounts relating to such Awards that exceed the greater of the fair market value of 250,000 shares of Common Stock at the date of grant or the date of settlement of Award.

        OPTIONS. Options granted under the Plan are either incentive stock options ("ISOs") intended to meet the requirements of Section 422 of the Code, or Non-Qualified Stock Options ("NQSOs"), which are not intended to meet such requirements. ISOs may be subject to certain special tax treatment (see "Federal Income Tax Consequences" below). The terms of each option are determined by the Compensation Committee, not inconsistent with the terms of the Plan, and are set forth in a grant certificate or agreement which evidences the grant of an option. In general, options are subject to the following terms and conditions:

o With respect to a grant of ISOs and NQSOs, the exercise price of such option is determined by the Committee in its discretion at the time of the grant, provided, however, the exercise price of such options must not be less than the fair market value of the Common Stock on the date of grant.

o The time or times at which an option shall become exercisable are determined by the Committee.

o The Committee will determine the option term. Options are generally exercisable for a period of three months following a participant's termination of employment, but only to the extent such options were exercisable as of the date of such termination. If, however, the Committee determines that such termination is for cause, then all outstanding options will immediately terminate.

o Options that are ISOs will be subject to such additional terms as may be necessary in order to qualify as ISOs.

o The Committee will determine the methods by which the exercise price for an option may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, stock, other Awards or awards granted under other Company plans or other property (including notes or other contractual obligations of participants to make payment on a deferred basis, such as through "cashless exercise" arrangements, to the extent permitted by applicable law), and the methods by which stock will be delivered or deemed to be delivered to participants.

        OTHER AWARDS. The following briefly describes the general terms of other types of Awards that may be granted under the Plan:

o SARS. SARs entitle the participant to receive the excess of the fair market value of a share on the date of exercise or other specified date over the grant price of the SAR. The grant price of an SAR is determined by the Committee; such prices generally may not be less than 100% of the fair market value of the stock at the date of grant. The maximum term, methods of exercise and settlement and other terms of SARs will be determined by the Committee. In addition, "Limited SARs" may also be granted, which are exercisable only in the event of a "change in control", on such terms as the Committee may determine.

o RESTRICTED STOCK. Restricted stock is an Award of shares which may not be transferred and which may be forfeited in the event of certain terminations of employment prior to the end of a restriction period. The restriction period is established by the Committee. Such an Award would entitle the participant to all of the rights of a shareholder of the issuer, including the right to vote the shares and the right to receive any dividends thereon, unless otherwise determined by the Committee.

o DEFERRED SHARES. An award of Deferred Shares confers upon a participant the right to receive shares at the end of a specified deferral period, subject to possible forfeiture of the Award in the event of certain terminations of employment prior to the end of a specified restriction period (which need not be the same as the deferral period). Deferred stock Awards carry no voting or dividend rights or other rights associated with stock ownership, although dividend equivalents may be granted to provide for payments equivalent to dividends.

o OTHER STOCK-BASED AWARDS, BONUS STOCK, AND AWARDS IN LIEU OF CASH Obligations. The Plan authorizes the Committee to grant Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to Common Stock. The Committee determines the terms and conditions of such Awards, including consideration to be paid to exercise Awards in the nature of purchase rights, the period during which Awards will be outstanding, and forfeiture conditions and restrictions on Awards. In addition, the Committee is authorized to grant shares as a bonus free of restrictions, or to grant shares or other Awards in lieu of issuer obligations to pay cash or deliver other property under other plans or compensatory arrangements, subject to such terms as the Committee may specify.

        FAIR MARKET VALUE. For purposes of the Plan, fair market value means, generally, the fair market value of stock, Awards, or other property determined by such methods or procedures as are established from time to time by the Committee, provided that (i) if the Common Stock is listed on a national securities exchange or quoted in an interdealer quotation system, the fair market value of the stock on a given date will be based upon the last sales price or, if unavailable, the average of the closing bid and asked prices per share of the stock on such date (or, if there was no trading or quotation in the Stock on such date, on the next preceding date on which there was trading or quotation) as reported in the Wall Street Journal (or other reporting service approved by the Committee), (ii) the fair market value of Common Stock subject to options granted effective upon commencement of an initial public offering of the Common Stock is the initial public offering price of the shares so issued and sold in the initial public offering, as set forth in the first final prospectus used in such offering (the provisions of clause (i) notwithstanding), and (iii) the fair market value of Common Stock prior to the date of the initial public offering will be as determined by the Board.

        CHANGE IN CONTROL. The Committee may, in its sole discretion, grant Awards which provide that all conditions and restrictions relating to the continued performance of services or the achievement of performance objectives with respect to the exercisability or full enjoyment of an Award immediately lapse upon a "change in control" (as such term may be defined by the Committee in its sole discretion).

        NON-TRANSFERABILITY. Awards granted under the Plan are generally nontransferable, except by will or the laws of descent and distribution or to a beneficiary in the event of a participant's death and, if the Award carries a right to exercise, such right may be exercised only by the participant or his guardian or legal representative. Notwithstanding the foregoing, the Committee may, in its discretion, authorize all or a portion of the Award (other than an ISO) to be granted to a participant to be on terms which permit transfer by such participant to (i) the spouse, children or grandchildren of such participant ("Immediate Family Members"), (ii) a trust or trusts for exclusive benefit of such Immediate Family Members, or (iii) a partnership in which such Immediate Family Members are the only partners, provided that (x) there may be no consideration for any such transfer, (y) the Award agreement pursuant to which such Awards are granted must be approved by the Committee and must expressly provide for such transferability and (z) subsequent transfers of transferred Awards shall be prohibited except those occurring by laws of descent and distribution. Following transfer, any such Awards shall generally continue to be subject to the same terms and conditions as were applicable immediately prior to transfer.

        WITHHOLDING TAXES. The Company may withhold from any remuneration otherwise payable to a participant, or require as a condition to delivery of any shares of Common Stock pursuant to an Award that the participant remit to the Company, an amount sufficient to satisfy any applicable tax withholding requirements. The Committee may permit any withholding obligation to be satisfied through the withholding of shares that would otherwise be issued in connection with a grant or Award, or delivery of previously acquired shares of Common Stock.

        CHANGES IN COMMON STOCK. The Committee is authorized to adjust the number and kind of shares (i) available under the Plan, (ii) subject to the annual per-person limitation under the Plan, and (iii) subject to outstanding Awards (including adjustments to exercise prices of options and other affected terms of Awards) in the event that a dividend or other distribution (whether in cash, Common Stock, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event affects the Common Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants under the Plan. The Committee is also authorized to adjust performance conditions and other terms of Awards in response to these kinds of events or to changes in applicable laws, regulations, or accounting principles.

        AMENDMENTS TO THE PLAN AND OUTSTANDING AWARDS. The Board may amend or terminate the Plan or the Committee's authority to grant Awards without the consent of shareholders or participants, except shareholder approval must be obtained if required by law or regulation or under the rules of any stock exchange or automated quotation system on which the Common Stock is then listed or quoted, and the Board may, in its discretion, seek shareholder approval in any circumstance in which it deems such approval advisable. In a similar manner, the Committee may waive any conditions or rights under, or amend or terminate, any Award previously granted and any Award agreement. In either case, however, no amendment or termination of the Plan or an Award may materially impair the rights of a participant under an outstanding Award without the consent of such participant.

        OTHER PLAN PROVISIONS. No participant will have any rights of a shareholder with respect to any shares of Common Stock covered by an option until such participant has exercised the option, paid the option exercise price and been issued such shares. The grant of an Award under the Plan shall not be construed as conferring upon any participant a right to remain in the employ of the Company or restrict the right of the Company to terminate the employee.

FEDERAL INCOME TAX CONSEQUENCES

        The following is a general description of the federal income tax consequences of options granted under the Plan. It does not purport to be complete. In particular, this general description does not discuss the applicability of the income tax laws of any state or foreign country. The following tax analysis is intended to summarize certain relevant income tax consequences of the Plans in effect as of the date of this Proxy Statement. Legislation may be enacted and regulations may be issued in the future which create different tax consequences. In view of the individual nature of tax consequences, individuals are urged to consult their own tax advisors regarding the application of the tax laws to their particular situations.

        OPTIONS. There are no federal income tax consequences to participants or the Company upon the grant of an option under the Plan. Generally, upon the exercise of an NQSO, a participant will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the Common Stock at the time of exercise over the exercise price of the option, and the Company generally will be entitled to a corresponding federal income tax deduction. Upon the sale of shares acquired by exercise of an option, the participant generally will realize a capital gain or loss, but the Company is not entitled to any tax deduction in connection with such sale. At present, capital gain on the sale of property held for over 12 months is taxable at a maximum rate of 20% and capital gain on the sale of a property held for one year or less is taxable at ordinary income rates.

        Participants will not be subject to federal income taxation upon the exercise of ISOs granted under the Plans, and the Company will not be entitled to a federal income tax deduction by reason of such exercise. However, the amount by which the fair market value of the shares at the time of exercise exceeds the exercise price is a tax adjustment item for purposes of calculating the participant's alternative minimum taxable income. A sale of shares acquired by exercise of an ISO that does not occur within one year after the exercise or within two years after the date of grant generally will result in the recognition of capital gain or loss in the amount of the difference between the amount realized on the sale and the exercise price, and the Company will not be entitled to any tax deduction in connection with such sale.

        If such sale occurs within one year from the date of exercise of the ISO or within two years from the date of the ISO grant (a "disqualifying disposition"), the participant generally will recognize ordinary compensation income equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise of the options over the exercise price, or (ii) the excess of the amount realized on the sale of the shares over the exercise price. In the case of a disqualifying disposition where a loss, if sustained, would not be recognized (i.e., a gift), the participant will recognize ordinary income equal to the excess of the fair market value of the shares on the date of exercise over the exercise price. Any amount realized on a disqualifying disposition in excess of the amount treated as ordinary compensation income (or any loss realized) will be a capital gain (or loss). The Company generally will be entitled to a tax deduction on a disqualifying disposition corresponding to the ordinary compensation income recognized by the participant.

        If a participant were to pay the exercise price of either an NQSO or an ISO by surrender of shares, the participant would not realize additional gain or loss because of the surrender, but (i) the number of new shares received equal to the number of shares surrendered will retain the existing tax basis and holding period of the surrendered shares; (ii) if the option so exercised is an NQSO, the amount of both the ordinary compensation income to be recognized by the participant and the deduction to be taken by the Company will be equal to the fair market value of the additional shares received (less any cash paid upon such exercise), and the participant's tax basis in these additional shares will be equal to their fair market value; (iii) if the option so exercised is an ISO, the additional shares received will have a tax basis of zero unless cash was paid to complete such exercise, in which case the participant's tax basis in the additional shares received will be equal to the cash paid by the participant upon such exercise; and (iv) the participant's holding period for the additional shares received will begin on the day after the date of exercise for capital gain purposes (regardless of the type of option being exercised) and will begin upon the date of transfer of the additional shares to the participant for purposes of the ISO period requirements. If, in exercising an ISO, a participant were to surrender shares received upon exercise of an ISO before the applicable incentive stock option holding period for such shares has been satisfied, the surrender of such shares will be treated as a disqualifying disposition, and the rules governing such dispositions, as described above, will apply to determine the amount of the participant's income and the Company's deduction.

        TAX CONSEQUENCES OF OTHER AWARDS. With respect to Awards other than options, the tax consequences are as follows: The tax treatment of SARs generally is the same as that of NQSOs (with the participant treated as paying no exercise price). With respect to Awards that may be settled either in cash or Common Stock or other property that is not restricted as to transferability or not subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the cash or the fair market value of stock or other property actually received. The Company will be entitled to a deduction for the same amount. With respect to Awards involving Common Stock or other property that is restricted as to transferability and subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the fair market value of the shares or other property received at the first time the shares or other property become transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier. The Company will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant. A participant may elect to be taxed at the time of receipt of shares or other property rather than upon lapse of restrictions on transferability or the substantial risk of forfeiture by making an "83(b) election" within 30 days of receipt, but if the participant subsequently forfeits such shares or property he would not be entitled to any tax deduction, including as a capital loss, for the value of the shares or property on which he previously paid tax.

        IMPORTANCE OF CONSULTING TAX ADVISER. The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any optionee may depend on his or her particular situation, each optionee should consult his or her tax adviser as to the Federal, state, local and other tax consequences of the grant or exercise of an option or the disposition of Common Stock acquired on exercise of an option.

SECURITIES ACT REGISTRATION; RESTRICTIONS ON RESALE

        The Company has registered 1,650,000 shares of Common Stock available for issuance under the Plan pursuant to a Registration Statement on Form S-8 filed with the Securities and Exchange Commission.

        The federal securities laws prohibit sales of shares of Common Stock by persons who possess material, non-public, adverse information about the Company. Therefore, shares acquired under the Plan should not be resold by a participant or other person who possesses such information. The Company from time to time notifies employees who may have access to material, non-public information that such persons should refrain from transactions involving Company stock for a specified period. During such a period, a participant may be required to not sell Common Stock or otherwise engage in transactions under the Plan, even if he or she does not in fact possess material, non-public information regarding the Company.

        In addition, affiliates (as such term is defined in Rule 144 under the Securities Act of 1933, as amended (the "Securities Act")) may resell the shares acquired by them to the public only pursuant to Rule 144 or other applicable exemptions from the registration requirements of the Securities Act, or pursuant to a registration statement under the Securities Act (if any). Compliance with Rule 144 for an affiliate's resales requires, among other things, that, at the time of any offer or sale, certain information regarding the Company be on file with the SEC and up to date; that the affiliate's shares be sold only through a broker or to a market maker; that the amount of sales by the affiliate in any three-month period under Rule 144 be limited as prescribed in the Rule; and that sales in excess of certain minimum amounts be reported through the filing of a Form 144 with the SEC. Because shares acquired under the Plan will generally not be considered to be "restricted securities" for purposes of Rule 144, the one-year holding period imposed by Rule 144(d) will generally not apply to resales of shares acquired under the Plan.

        Directors and officers of the Company are also subject to potential short-swing profits liability under Section 16(b) of the Exchange Act with respect to purchases and sales of shares of Common Stock. The Company intends that grants of Awards under the Plans will be exempt from Section 16(b) by virtue of Rule 16b-3 under the Exchange Act, and an exercise of an Award at a time that the exercise price is not greater than the fair market value of Common Stock will be exempt under Rule 16b-6(b). Under current SEC rules, sales of shares in the open market will in most cases not be exempt, although the grant and exercise of an option under the Plan in most cases will be exempt.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDED AND RESTATED 1999 LONG-TERM INCENTIVE PLAN.

                    PROPOSAL TO ADOPT AN AMENDED AND RESTATED
                       NON-EMPLOYEE DIRECTORS' STOCK PLAN
                                (PROPOSAL NO. 3)
GENERAL

        On May 14, 1997, the Board of Directors of the Company adopted the Directors' Plan. The Directors' Plan was also approved by the shareholders of the Company on May 14, 1997. The Directors' Plan provides for: (i) the automatic grant to each Participant serving at the commencement of the initial public offering of an option to purchase 10,000 Shares; and thereafter (ii) the automatic grant to each Participant of an option to purchase 10,000 Shares upon such person's initial election as a director or appointment as an Advisory Director. In addition, the Directors' Plan provides for an automatic annual grant to each Participant of an option to purchase 5,000 Shares at each annual meeting of shareholders following the Offering; provided, however, that if the first annual meeting of shareholders following a person's initial election as a non-employee director or appointment by the Board as an Advisory Director is within three months of the date of such election or appointment, such person will not be granted an option to purchase 5,000 Shares at such annual meeting. These options will have an exercise price per Share equal to the fair market value of a Share at the date of grant. Options granted under the Directors' Plan will expire at the earlier of 10 years from the date of grant or one year after termination of service as a director or advisor, and options will be immediately exercisable. In addition, the Directors' Plan permits Participants to elect to receive, in lieu of cash directors' fees, Shares or credits representing "Deferred Shares" that may be settled at future dates, as elected by the Participants. The number of Shares or Deferred Shares received will be equal to the number of Shares which, at the date the fees would otherwise be payable, will have an aggregate fair market value equal to the amount of such fees.

        The Company has reserved 100,000 shares of Common Stock for use in connection with the Directors' Plan. On August 3, 1999, the Company's Board of Directors authorized an increase in the total number of Shares that my be reserved and available for issuance under the Directors' Plan to 200,000 shares of Common Stock. The Board believes that such increase is necessary to have sufficient Shares available to grant to Participants in order to continue to attract and retain highly qualified persons to serve as non-employee directors. The proposed amendment to increase the number of Shares available for grants under the Directors' Plan is subject to shareholder approval. The Directors' Plan, as so amended is referred to hereinafter as the Amended and Restated Directors' Stock Plan or the "Directors' Plan."

        Shareholder approval of the Directors' Plan is required (i) in order for the Directors' Plan to be eligible under the "plan lender" exemption from the margin requirements of Regulation G promulgated under the Exchange Act, and (ii) by the rules of the Nasdaq Stock Market.

AWARDS GRANTED UNDER THE DIRECTORS' PLAN

        Messrs. Blutinger, Bullock, Zanzotto and Potter each received options to purchase 10,000 Shares upon consummation of the initial public offering, at an exercise price of $14.00 per Share. During 1998, following the 1998 Annual Meeting of Shareholders, each of Messrs. Blutinger, Bullock, Zanzotto and Potter were granted options under the Directors' Plan to purchase 5,000 Shares each, at an exercise price of $31.125 per Share. In addition, as compensation for attendance at meetings of the Board of Directors or committees thereof, an aggregate of 5,601 shares of Common Stock have been awarded under the Directors' Plan to Messrs. Blutinger, Bullock, Zanzotto and Potter, with a value per share ranging from

$8.625 to $35.25. All options and Shares granted under the Directors' Plan have been issued at the fair market value of the Common Stock at the date of the grant.

DESCRIPTION OF  THE DIRECTORS' PLAN

        Set forth below is a brief description of the material terms of the Directors' Plan. Reference is made to the Complete text of the Amended and Restated Directors' Stock Plan attached as Exhibit B and the description contained herein is qualified in its entirety by such reference.

        ELIGIBILITY. Only Non-Employee Directors (as defined above) are eligible to be granted options or to be paid fees in the form of Common Stock or Deferred Shares pursuant to the Directors' Plan.

        PURPOSE. The purpose of the Directors' Plan is to promote ownership by the Participant of a greater proprietary interest in the Company, thereby aligning such Participant's interests more closely with the interests of shareholders of the Company, and to assist the Company in attracting and retaining highly qualified persons to serve as directors.

        ADMINISTRATION. The Directors' Plan is administered by the Board of Directors of the Company. Any action by the Company's Board of Directors relating to the Directors' Plan will be taken only if, in addition to any other required vote, such action is approved by the affirmative vote of a majority of the directors who are not then eligible to participate in the Directors' Plan.

        SHARES RESERVED UNDER THE DIRECTORS' PLAN. A total of 200,000 shares of Common Stock are reserved and available for issuance under the Directors' Plan, subject to adjustment as described below. Such shares may be authorized and unissued shares, treasury shares or shares acquired in the market for the account of the Participant. For purposes of the Directors' Plan, Shares that may be purchased upon exercise of an option or delivered in settlement of Deferred Shares will not be considered to be available after such option has been granted or Deferred Shares credited, except for purposes of issuance in connection with such option or Deferred Share; provided, however, that if any option granted under the Directors' Plan expires for any reason without having been exercised in full, the Shares subject to the unexercised portion of such option will again be available for issuance under the Directors' Plan. The aggregate number and kind of shares issuable under the Directors' Plan, the number and kind of shares subject to each automatic option grant, the number and kind of shares subject to outstanding options and the exercise price thereof, the kind of shares to be issued in payment of fees and the number and kind of shares to be issued in settlement of Deferred Shares will be appropriately adjusted in the event of a recapitalization, reorganization, merger, consolidation, spin-off, combination, repurchase, exchange of shares or other securities of the Company, stock split, stock dividend, certain other extraordinary dividends, liquidation, dissolution, or other similar corporate transaction or event affecting Common Stock, in order to prevent dilution or enlargement of the Participant's rights under the Directors' Plan.

        OPTIONS. The terms of each option are determined by the Compensation Committee, not inconsistent with the terms of the Directors' Plan, and are set forth in a grant certificate or agreement which evidences the grant of an option. In general, options are subject to the following terms and conditions:

o Options are non-qualified stock options having an exercise price equal tO 100% of the fair market value of the Common Stock at the date of grant of the option. Non-Employee Directors are not required to pay any cash consideration at the time of grant of options.

o Options will expire at the earliest of (i) ten years after the date of GRANT or (ii) one year after the date the Participant ceases to serve as a director of the Company for any reason.

o    Options are exercisable immediately upon their grant.

o Upon exercise of an option, the exercise price must be paid in full iN CASH (including by check) or by delivery of shares of Common Stock already owned by the participant having an aggregate fair market value at the date of exercise equal to the exercise price being paid, or by a combination of cash and Shares.

        PAYMENT OF NON-EMPLOYEE DIRECTORS FEES IN THE FORM OF COMMON STOCK OR DEFERRED SHARES. The Directors' Plan permits a Participant to elect to be paid directors fees otherwise payable in cash in the form of shares of Common Stock or "Deferred Shares". The interest of each Participant in any fees paid in the form of Shares or Deferred Shares (and any deferral account relating thereto) at all times will be nonforfeitable.

o PAYMENT IN COMMON STOCK. A Participant who elects to be paid fees in thE FORM of shares of Common Stock will be issued, as of the date the fees otherwise would have been paid, a number of shares having an aggregate fair market value at that date equal to the amount of such fees then payable. If the Shares are to be credited to an account maintained by the Participant and to the extent reasonably practicable without requiring actual issuance of fractional Shares, the Company will cause fractional Shares to be credited to the Participant's account. If fractional Shares are not so credited, any part of the Participant's fees not paid in the form of whole Shares will be payable in cash to the Participant.

o PAYMENT IN DEFERRED SHARES. Deferred Shares represent unfunded obligatiONS OF the Company to deliver Shares to the Participant at a specified future date or dates, which may include dates after termination of service as a non-employee director. If a Participant elects to receive fees in the form of Deferred Shares, the Company will credit to such Participant's deferral account, at the date the fees would otherwise be payable, a number of shares of Deferred Shares determined by dividing the amount of such fees then payable by the fair market value of a share of Common Stock at such date. The amount of Deferred Shares so credited shall include fractional Shares calculated to at least three decimal places. The Company will settle the Participant's deferral account by delivering to the Participant (or his or her beneficiary) a number of shares of Common Stock equal to the number of whole shares of Deferred Shares then credited to his or her deferral account (or a specified portion in the event of installment settlement), together with cash in lieu of any fractional Share remaining. Whenever dividends are declared and paid or distributions made with respect to Shares, a Participant to whom Deferred Shares are then credited to his or her deferral account will receive, as dividend equivalents, an amount equal in value to the per-share amount of the dividend paid or value of the property distributed multiplied by the number of shares of Deferred Shares (including any fractional share) credited to such account as of the record date for such dividend or distribution. Such dividend equivalents will be credited as a number of additional shares of Deferred Shares determined by dividing the aggregate value of such dividend equivalents by the fair market value of a Share at the payment date of the dividend or distribution.

o ELECTIONS. Elections to be paid fees otherwise payable in cash in the fORM OF shares of Common Stock or Deferred Shares will be subject to the following rules and procedures (subject to such limitations and changes as may be specified from time to time by counsel to the Company):

     o Election forms must be returned to the Secretary of the Company no later than December 31 of the year preceding the year for which fees are to be paid in Common Stock or Deferred Shares. However, any newly elected or appointed Non-Employee Director may file an election for any year not later than 30 days after the date the Non-Employee Director first became a Non-Employee Director.

     o After December 31, elections made for the following year are irrevocable. Elections made in one year will automatically continue for each succeeding year unless changed or revoked by the Non-Employee Director before December 31 of the preceding year.

     o Election forms must specify the percentage of fees payable for a year to be paid as Common Stock or Deferred Shares.

     o    Election forms must specify the period of deferral for Deferred
          Shares.

        FAIR MARKET VALUE. For purposes of the Directors' Plan, fair market value per share as of any given date generally means the last sales price of a share of Common Stock reported in THE WALL STREET JOURNAL for such date (or, if no trading or quotation occurred on such date, the next preceding date on which there wads trading or quotation), provided that the "fair market value" of a share subject to options granted effective on the date on which the Company commences an initial public offering will be the price of the shares so issued and sold, as set forth in the first final prospectus used in such initial public offering.

        NON-TRANSFERABILITY. Unless otherwise permitted by the Board of Directors of the Company, options, Deferred Shares, and any other rights under the Directors' Plan generally will not be transferable by a Participant otherwise than by will or by the laws of descent and distribution or to a designated beneficiary in the event of death, and are exercisable during the Non-Employee Director's lifetime only by the Non-Employee Director or his or her guardian or legal representative. Notwithstanding the foregoing, the Compensation Committee may, in its discretion, authorize all or a portion of the options, Deferred Shares or other right under the Directors' Plan granted to a Non-Employee Director to be on terms which permit transfer by such Non-Employee Director to (i) the spouse, children or grandchildren of such Non-Employee Director ("Immediate Family Members"), (ii) a trust or trusts for exclusive benefit of such Immediate Family Members, or (iii) a partnership in which such Immediate Family Members are the only partners, provided that (x) there may be no consideration for any such transfer, (y) the option, Deferred Shares or other right agreement pursuant to which such awards are granted must be approved by the Board and must expressly provide for such transferability, and (z) subsequent transfers of transferred options, Deferred Shares or other rights shall be prohibited except those occurring by laws of descent and distribution. Following transfer, any such awards shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer, provided, that for purposes of the Directors' Plan, the term Participant shall be deemed to refer to the transferee. Options, Deferred Shares, and any other right under the Directors' Plan may not be pledged, mortgaged, hypothecated or otherwise encumbered, and shall not be subject to the claims of creditors.

        COMPLIANCE WITH LAWS AND OBLIGATIONS. Under the Directors' Plan, the Company is not obligated to issue or deliver Common Stock in connection with an option exercise, in payment of Non-

Employee Directors' fees, or in settlement of Deferred Shares, or take any other action, until the Company is satisfied that any and all laws, regulations, and other obligations of the Company, including the federal and state securities laws, have been satisfied in full.

        AMENDMENTS TO THE DIRECTORS' PLAN AND OUTSTANDING AWARDS. The Board of Directors of the Company may amend, alter, suspend, discontinue or terminate the Directors' Plan or the authority to automatically grant options or to issue Common Stock or Deferred Shares under the Directors' Plan without the consent of shareholders, except shareholder approval must be obtained if required by law or regulation or under applicable stock exchange rules, and the Board of Directors of the Company may otherwise seek shareholder approval in its discretion. No action of the Board of Directors of the Company may, however, materially impair the rights of a Non-Employee Director with respect to an outstanding option or outstanding Deferred Shares without the consent of such Non-Employee Director. The Directors' Plan will terminate at such time as no shares remain available for issuance under the Directors' Plan and the Company and Non-Employee Directors have no further rights or obligations under the Directors' Plan, unless the Directors' Plan is terminated earlier by the Board of Directors of the Company.

        OTHER PLAN PROVISIONS. The grant of an option under the Directors' Plan shall not be construed as conferring upon any Non-Employee Director (i) a right to continue to serve as a Non-Employee Director of the Company or (ii) any rights of a shareholder of the Company unless and until Shares are in fact issued to such Non-Employee Director, or in the case of an option, such option is validly exercised in accordance with the provisions and terms of the Directors' Plan.

FEDERAL INCOME TAX CONSEQUENCES

        The following is a general description of the federal income tax consequences of options granted under the Directors' Plan. It does not purport to be complete. In particular, this general description does not discuss the applicability of the income tax laws of any state or foreign country. The following tax analysis is intended to summarize certain relevant income tax consequences of the Directors' Plans in effect as of the date of this Proxy Statement. Legislation may be enacted and regulations may be issued in the future which create different tax consequences. In view of the individual nature of tax consequences, individuals are urged to consult their own tax advisors regarding the application of the tax laws to their particular situations.

        OPTIONS. The grant of an option will create no tax consequences for the Non-Employee Director or the Company. Upon exercise of an option, the Non-Employee Director generally will recognize ordinary income equal to the fair market value of the Common Stock acquired on the date of exercise minus the exercise price, and the Company will be entitled to a deduction equal to the amount recognized as ordinary income by the Non-Employee Director. A sale of shares acquired upon the exercise of an option generally will result in capital gain or loss measured by the difference between the sale price and the Non-Employee Director's tax basis in the shares sold (the tax basis generally will equal the exercise price plus the amount recognized as ordinary income). At present, capital gain on the sale of property held for over 12 months is taxable at a maximum rate of 20% and capital gain on the sale of a property held for one year or less is taxable at ordinary income rates.

        Payment of the exercise price of an option by delivery of previously acquired shares of Common Stock generally will not result in recognition of additional ordinary income by the Non-Employee Director. In such case, the Non-Employee Director's tax basis and capital gains holding period in each delivered share will carry over to a share acquired upon exercise of the option. Thus, such a delivery will not be a disposition that triggers capital gains or other taxation. The Non-Employee Director's tax basis in each option share received in excess of the number of shares delivered will be equal to the fair market value of such shares, which amount will be taxable as ordinary income to the optionee.

        TAX CONSEQUENCES OF OTHER AWARDS. If a Non-Employee Director is paid fees in the form of Common Stock, he or she will recognize ordinary income equal to the fair market value of the Common Stock at the date of payment of the fees. If a Non-Employee Director is paid fees in the form of Deferred Shares, he or she generally will recognize ordinary income when Common Stock is issued to the Non-Employee Director in settlement of the Deferred Shares in an amount equal to the fair market value of the Common Stock acquired at that date of settlement. The Non-Employee Director's tax basis in shares paid to him in payment of fees or in settlement of Deferred Shares generally will equal the amount recognized by the Non-Employee Director as ordinary income in connection with the acquisition of such shares. Generally, the Company will be entitled to a tax deduction which, if taken by the Company in the year ordinary income is recognized by the Non-Employee Director, should be equal to the amount of ordinary income recognized by the Non-Employee Director. There will be no tax consequences to the Company from a Non-Employee Director's sale of shares acquired in payment of fees or settlement of Deferred Shares under the Directors' Plan. A later sale of such shares will generally result in a capital gain or loss to the Non-Employee Director.

        IMPORTANCE OF CONSULTING TAX ADVISER. The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any optionee may depend on his or her particular situation, each optionee should consult his or her tax adviser as to the Federal, state, local and other tax consequences of the grant or exercise of an option or the disposition of Common Stock acquired on exercise of an option.

SECURITIES ACT REGISTRATION; RESTRICTIONS ON RESALE

        The Company has registered 100,000 shares of Common Stock available for issuance under the Directors' Plan pursuant to a Registration Statement on Form S-8 filed with the Securities and Exchange Commission.

        The federal securities laws prohibit sales of shares of Common Stock by persons who possess material, non-public, adverse information about the Company. Therefore, shares acquired under the Directors' Plan should not be resold by a Non-Employee Director or other person who possesses such information. The Company from time to time notifies employees who may have access to material, non-public information that such persons should refrain from transactions involving Company stock for a specified period. During such a period, a Non-Employee Director may be required to not sell Common Stock or otherwise engage in transactions under the Directors' Plan, even if he or she does not in fact possess material, non-public information regarding the Company.

        In addition, affiliates (as such term is defined in Rule 144 under the Securities Act may resell the shares acquired by them to the public only pursuant to Rule 144 or other applicable exemptions from the registration requirements of the Securities Act, or pursuant to a registration statement under the Securities Act (if any). Generally, a Non-Employee Director of the Company will be considered to be an affiliate. Compliance with Rule 144 for an affiliate's resales requires, among other things, that, at the time of any offer or sale, certain information regarding the Company be on file with the SEC and up to date; that the affiliate's shares be sold only through a broker or to a market maker; that the amount of sales by the affiliate in any three-month period under Rule 144 be limited as prescribed in the Rule; and that proposed sales in excess of certain minimum amounts be reported through the filing of a Form 144 with the SEC. Because shares acquired under the Directors' Plan will generally not be considered to be "restricted securities" for purposes of Rule 144, the one-year holding period imposed by Rule 144(d) will not apply to resales of Shares acquired under the Directors' Plan. The Company's transfer agent may in some cases require the Company's counsel to give an opinion that all of the requirements of Rule 144 are being complied with by the affiliate selling the shares.

        Non-Employee Directors are also subject to potential short-swing profits liability under Section 16(b) of the Exchange Act with respect to purchases and sales of shares of Common Stock. The Company intends that grants of options and the payment of Common Stock and Deferred Shares in lieu of cash fees under the Directors' Plan will be exempt from Section 16(b) by virtue of Rule 16b-3 under the Exchange Act, and an exercise of an option be exempt under both Rule 16b-3 and Rule 16b-6(b). Under current SEC rules, sales of Shares in the open market will in most cases not be exempt, although the grant and exercise of an option under the Directors' Plan in most cases will be exempt.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDED AND RESTATED DIRECTORS' STOCK PLAN.

        RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

        The firm of Arthur Andersen LLP, independent public accountants, served as the Company's independent public accountants for the calendar year ended December 31, 1998. The Board of Directors, on the recommendation of the Company's Audit Committee, has selected Arthur Andersen LLP as the Company's independent public accountants for the 1999 calendar year. One or more representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting. Such representatives will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from shareholders.

                                 OTHER BUSINESS

        The Board knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.

                  INFORMATION CONCERNING SHAREHOLDER PROPOSALS

        Pursuant to Rule 14a-8 promulgated by the Securities and Exchange Commission, a shareholder intending to present a proposal to be included in the Company's proxy statement for the Company's Annual Meeting of Shareholders to be held in 2000 must deliver a proposal in writing to the Company's principal executive offices no later then April 21, 2000. Such proposals also will need to comply with Securities and Exchange Commission regulations regarding the inclusion of shareholder proposals in company sponsored proxy materials.

                           AVAILABILITY OF FORM 10-K ANNUAL REPORT

        A copy of the Company's Annual Report, including its report on Form 10-K for the year ended December 31, 1998, as filed with the Securities and Exchange Commission, is being mailed to shareholders simultaneously with this Proxy Statement.

                                         By Order of the Board of Directors,

                                         JOSEPH V. VITTORIA

                                         Chairman of the Board and
                                         Chief Executive Officer
Delray Beach, Florida
August 18, 1999

                                    EXHIBIT A

                       TRAVEL SERVICES INTERNATIONAL, INC.
               AMENDED AND RESTATED 1999 LONG-TERM INCENTIVE PLAN

        1. PURPOSE. The purpose of the Amended and Restated 1999 Long-Term Incentive Plan (the "Plan") of Travel Services International, Inc., a Florida corporation (the "Company"), is to advance the interests of the Company and its shareholders by providing a means to attract, retain and reward executive officers, employee directors and other key employees and consultants of and service providers to the Company and its subsidiaries (including consultants and others providing services of substantial value) and to enable such persons to acquire or increase a proprietary interest in the Company, thereby promoting a closer identity of interests between such persons and the Company's shareholders.

        2. DEFINITIONS. The definitions of awards under the Plan, including Options, SARs (including Limited SARs), Restricted Stock, Deferred Stock, Stock granted as a bonus or in lieu of other awards, Dividend Equivalents and Other Stock-Based Awards are set forth in Section 6 of the Plan. Such awards, together with any other right or interest granted to a Participant under the Plan, are termed "Awards." For purposes of the Plan, the following additional terms shall be defined as set forth below:

               (a) "Award Agreement" means any written agreement, contract, notice or other instrument or document evidencing an Award.

               (b) "Beneficiary" shall mean the person, persons, trust or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant's death or, if there is no designated Beneficiary or surviving designated Beneficiary, then the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

               (c) "Board" means the Board of Directors of the Company.

               (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code shall be deemed to include regulations thereunder and successor provisions and regulations thereto.

               (e) "Committee" means the Compensation Committee of the Board, or such other Board committee as may be designated by the Board to administer the Plan; PROVIDED, HOWEVER, that, to the extent necessary to comply with Rule 16b-3, the Committee shall consist of two or more directors, each of whom is a "non-employee director" within the meaning of Rule 16b-3.

               (f) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time. References to any provision of the Exchange Act shall be deemed to include rules thereunder and successor provisions and rules thereto.

               (g) "Fair Market Value" means, with respect to Stock, Awards, or other property, the fair market value of such Stock, Awards, or other property determined by such methods or procedures as shall be established from time to time by the Committee, PROVIDED, HOWEVER, that (i) if the Stock is listed on a national securities exchange or quoted in an interdealer quotation system, the Fair

Market Value of such Stock on a given date shall be based upon the last sales price or, if unavailable, the average of the closing bid and asked prices per share of the Stock on such date (or, if there was no trading or quotation in the Stock on such date, on the next preceding date on which there was trading or quotation) as reported in the WALL STREET JOURNAL (or other reporting service approved by the Committee), (ii) the "Fair Market Value" of Stock subject to Options granted effective upon commencement of the Initial Public Offering shall be the Initial Public Offering price of the shares so issued and sold in the Initial Public Offering, as set forth in the first final prospectus used in such offering (the provisions of clause (i) notwithstanding) and (iii) the "Fair Market Value" of Stock prior to the date of the Initial Public Offering shall be as determined by the Board of Directors.

               (h) "Initial Public Offering" shall mean an initial public offering of shares of Stock in a firm commitment underwriting registered with the Securities and Exchange Commission in compliance with the provisions of the Securities Act of 1933, as amended.

               (i) "ISO" means any Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

               (j) "Participant" means a person who, at a time when eligible under Section 5 hereof, has been granted an Award under the Plan.

               (k) "Rule 16b-3" means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

               (l) "Stock" means the Common Stock, $.01 par value, of the Company and such other securities as may be substituted for Stock or such other securities pursuant to Section 4.

        3.     ADMINISTRATION

               (a) AUTHORITY OF THE COMMITTEE. The Plan shall be administered by the Committee. The Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:

               (i)   to select persons to whom Awards may be granted;

               (ii) to determine the type or types of Awards to be granted to each such person;

               (iii) to determine the number of Awards to be granted, the number of shares of Stock to which an Award will relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, any exercise price, grant price or purchase price, any restriction or condition, any schedule for lapse of restrictions or conditions relating to transferability or forfeiture, vesting, exercisability or settlement of an Award, and waivers or accelerations thereof, performance conditions relating to an Award (including performance conditions relating to Awards not intended to be governed by
        Section 7(f) and waivers and modifications thereof), based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Award;

               (iv) to determine whether, to what extent and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Stock, other Awards, or other property, or an Award may be cancelled, forfeited, or surrendered;

               (v) to determine whether, to what extent and under what circumstances cash, Stock, other Awards or other property payable with respect to an Award will be deferred either automatically, at the election of the Committee or at the election of the Participant;

               (vi) to prescribe the form of each Award Agreement, which need not be identical for each Participant;

               (vii) to adopt, amend, suspend, waive and rescind such rules and regulations and appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

               (viii) to correct any defect or supply any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Award, rules and regulations, Award Agreement or other instrument hereunder; and

               (ix) to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

                (b) MANNER OF EXERCISE OF COMMITTEE AUTHORITY. Unless authority is specifically reserved to the Board under the terms of the Plan, the Company's Certificate of Incorporation or Bylaws, or applicable law, the Committee shall have sole discretion in exercising authority under the Plan. Any action of the Committee with respect to the Plan shall be final, conclusive and binding on all persons, including the Company, subsidiaries of the Company, Participants, any person claiming any rights under the Plan from or through any Participant and shareholders, except to the extent the Committee may subsequently modify, or take further action not consistent with, its prior action. If not specified in the Plan, the time at which the Committee must or may make any determination shall be determined by the Committee, and any such determination may thereafter by modified by the Committee (subject to Section 8(e)). The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any subsidiary of the Company the authority, subject to such terms as the Committee shall determine, to perform administrative functions and, with respect to Participants not subject to Section 16 of the Exchange Act, to perform such other functions as the Committee may determine, to the extent permitted under Rule 16b-3, if applicable, and other applicable law.

               (c) LIMITATION OF LIABILITY. Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer or other employee of the Company or any subsidiary, the Company's independent certified public accountants or any executive compensation consultant, legal counsel or other professional retained by the Company to assist in the administration of the Plan. No member of the Committee, nor any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Company acting on its behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination or interpretation.

        4.     STOCK SUBJECT TO PLAN.

               (a) AMOUNT OF STOCK RESERVED. The total amount of Stock that may be subject to outstanding awards, determined immediately after the grant of any Award, shall not exceed 18% of the total number of shares of Stock outstanding at the time of such grant. Notwithstanding the foregoing, the number of shares that may be delivered upon the exercise of ISOs shall not exceed 100,000, subject in each case to adjustment as provided in Section 4(c), and the number of shares that may be delivered as Restricted Stock and Deferred Stock (other than pursuant to an Award granted under Section 7(f)) shall not in the aggregate exceed 100,000, PROVIDED, HOWEVER, that shares subject to ISOs, Restricted Stock or Deferred Stock Awards shall not be deemed delivered if such Awards are forfeited, expire or otherwise terminate without delivery of shares to the Participant. If an Award valued by reference to Stock may only be settled in cash, the number of shares to which such Award relates shall be deemed to be Stock subject to such Award for purposes of this Section 4(a). Any shares of Stock delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares acquired in the market for a Participant's Account.

                (b) ANNUAL PER-PARTICIPANT LIMITATIONS. During any calendar year, no Participant may be granted Awards that may be settled by delivery of more than 250,000 shares of Stock, subject to adjustment as provided in Section 4(c). In addition, with respect to Awards that may be settled in cash (in whole or in part), no Participant may be paid during any calendar year cash amounts relating to such Awards that exceed the greater of the Fair Market Value of the number of shares of Stock set forth in the preceding sentence at the date of grant or the date of settlement of Award. This provision sets forth two separate limitations, so that Awards that may be settled solely by delivery of Stock will not operate to reduce the amount of cash-only Awards, and vice versa; nevertheless, Awards that may be settled in Stock or cash must not exceed either limitation.

               (c) ADJUSTMENTS. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Stock or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase or exchange of Stock or other securities, liquidation, dissolution, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Stock reserved and available for Awards under Section 4(a), including shares reserved for the ISOs and Restricted and Deferred Stock, (ii) the number and kind of shares of Stock specified in the Annual Per-Participant Limitations under Section 4(b), (iii) the number and kind of shares of outstanding Restricted Stock or other outstanding Award in connection with which shares have been issued, (iv) the number and kind of shares that may be issued in respect of other outstanding Awards and (v) the exercise price, grant price or purchase price relating to any Award (or, if deemed appropriate, the Committee may make provision for a cash payment with respect to any outstanding Award). In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any subsidiary or the financial statements of the Company or any subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. The foregoing notwithstanding, no adjustments shall be authorized under this Section 4(c) with respect to ISOs or SARs in tandem therewith to the extent that such authority would cause the Plan to fail to comply with Section 422(b)(1) of the Code, and no such adjustment shall be authorized with respect to Options, SARs or other Awards subject to Section 7(f) to the extent that such authority would cause such Awards to fail to qualify as "qualified performance-based compensation" under Section 162(m)(4)(C) of the Code.

        5. ELIGIBILITY. Executive officers and other key employees of the Company and its subsidiaries, including any director or officer who is also such an employee, and persons who provide consulting or other services to the Company deemed by the Committee to be of substantial value to the Company, are eligible to be granted Awards under the Plan. In addition, a person who has been offered employment by the Company or its subsidiaries is eligible to be granted an Award under the Plan, provided that such Award shall be cancelled if such person fails to commence such employment, and no payment of value may be made in connection with such Award until such person has commenced such employment. The foregoing notwithstanding, no member of the Committee shall be eligible to be granted Awards under the Plan.

        6.     SPECIFIC TERMS OF AWARDS.

               (a) GENERAL. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment or service of the Participant. Except as provided in Section 6(f), 6(h), or 7(a), or to the extent required to comply with requirements of the Delaware General Corporation Law that lawful consideration be paid for Stock, only services may be required as consideration for the grant (but not the exercise) of any Award.

               (b) OPTIONS. The Committee is authorized to grant Options (including "reload" options automatically granted to offset specified exercises of Options) on the following terms and conditions ("Options"):

               (i) EXERCISE PRICE. The exercise price per share of Stock purchasable under an Option shall be determined by the Committee; PROVIDED, HOWEVER, that, except as provided in Section 7(a), such exercise price shall be not less than the Fair Market Value of a share on the date of grant of such Option.

               (ii) TIME AND METHOD OF EXERCISE. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, Stock, other Awards or awards granted under other Company plans or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis, such as through "cashless exercise" arrangements, to the extent permitted by applicable law), and the methods by which Stock will be delivered or deemed to be delivered to Participants.

               (iii) ISOS. The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, including but not limited to the requirement that no ISO shall be granted more than ten years after the effective date of the Plan. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to ISOs shall be interpreted, amended, or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any ISO under Section 422 of the Code, unless requested by the affected Participant.

                (iv) TERMINATION OF EMPLOYMENT. Unless otherwise determined by the Committee, upon termination of a Participant's employment with the Company and its subsidiaries, such Participant may exercise any Options during the three-month period following such termination of employment, but only to the extent such Option was exercisable immediately prior to such termination of employment. Notwithstanding the foregoing, if the Committee determines that such termination is for cause, all Options held by the Participant shall terminate as of the termination of employment.

               (c) STOCK APPRECIATION RIGHTS. The Committee is authorized to grant SARs on the following terms and conditions ("SARs"):

               (i) RIGHT TO PAYMENT. An SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise (or, if the Committee shall so determine in the case of any such right other than one related to an ISO, the Fair Market Value of one share at any time during a specified period before or after the date of exercise), over (B) the grant price of the SAR as determined by the Committee as of the date of grant of the SAR, which, except as provided in Section 7(a), shall be not less than the Fair Market Value of one share of Stock on the date of grant.

               (ii) OTHER TERMS. The Committee shall determine the time or times at which an SAR may be exercised in whole or in part, the method of exercise, method of settlement, form of consideration payable in settlement, method by which Stock will be delivered or deemed to be delivered to Participants, whether or not an SAR shall be in tandem with any other Award, and any other terms and conditions of any SAR. Limited SARs that may only be exercised upon the occurrence of a Change in Control may be granted on such terms, not inconsistent with this Section 6(c), as the Committee may determine. Limited SARs may be either freestanding or in tandem with other Awards.

               (d) RESTRICTED STOCK. The Committee is authorized to grant Restricted Stock on the following terms and conditions ("Restricted Stock"):

               (i) GRANT AND RESTRICTIONS. Restricted Stock shall be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee may determine. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a shareholder including, without limitation, the right to vote Restricted Stock or the right to receive dividends thereon.

                (ii) FORFEITURE. Except as otherwise determined by the Committee, upon termination of employment or service (as determined under criteria established by the Committee) during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; PROVIDED, HOWEVER, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of termination resulting from specified causes.

               (iii) CERTIFICATES FOR STOCK. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, such certificates may bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, the Company may retain physical possession of the certificate, and the Participant shall have delivered a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

               (iv) DIVIDENDS. Dividends paid on Restricted Stock shall be either paid at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or the payment of such dividends shall be deferred and/or the amount or value thereof automatically reinvested in additional Restricted Stock, other Awards, or other investment vehicles, as the Committee shall determine or permit the Participant to elect. Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed, unless otherwise determined by the Committee.

               (e) DEFERRED STOCK. The Committee is authorized to grant Deferred Stock subject to the following terms and conditions ("Deferred Stock"):

               (i) AWARD AND RESTRICTIONS. Delivery of Stock will occur upon expiration of the deferral period specified for an Award of Deferred Stock by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, Deferred Stock shall be subject to such restrictions as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times, separately or in combination, in installments or otherwise, as the Committee may determine.

                (ii) FORFEITURE. Except as otherwise determined by the Committee, upon termination of employment or service (as determined under criteria established by the Committee) during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Deferred Stock), all Deferred Stock that is at that time subject to such forfeiture conditions shall be forfeited; PROVIDED, HOWEVER, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock will be waived in whole or in part in the event of termination resulting from specified causes.

               (f) BONUS STOCK AND AWARDS IN LIEU OF CASH OBLIGATIONS. The Committee is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of Company obligations to pay cash under other plans or compensatory arrangements. Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

               (g) DIVIDEND EQUIVALENTS. The Committee is authorized to grant Dividend Equivalents entitling the Participant to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock ("Dividend Equivalents"). Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.

               (h) OTHER STOCK-BASED AWARDS. The Committee is authorized, subject to limitations under applicable law, to grant such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock and factors that may influence the value of Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified subsidiaries ("Other Stock Based Awards"). The Committee shall determine the terms and conditions of such Awards. Stock issued pursuant to an Award in the nature of a purchase right granted under this
Section 6(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards, or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may be granted pursuant to this Section 6(h).

        7.     CERTAIN PROVISIONS APPLICABLE TO AWARDS.

                (a) STAND-ALONE, ADDITIONAL, TANDEM, AND SUBSTITUTE AWARDS. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award granted under the Plan or any award granted under any other plan of the Company, any subsidiary or any business entity to be acquired by the Company or a subsidiary, or any other right of a Participant to receive payment from the Company or any subsidiary. Awards granted in addition to or in tandem with other Awards or awards may be granted either as of the same time as or a different time from the grant of such other Awards or awards.

               (b) TERM OF AWARDS. The term of each Award shall be for such period as may be determined by the Committee; PROVIDED, HOWEVER, that in no event shall the term of any ISO or an SAR granted in tandem therewith exceed a period of ten years from the date of its grant (or such shorter period as may be applicable under Section 422 of the Code).

               (c) FORM OF PAYMENT UNDER AWARDS. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a subsidiary upon the grant, exercise or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, other Awards or other property, and may be made in a single payment or transfer, in installments or on a deferred basis. Such payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents in respect of installment or deferred payments denominated in Stock.

               (d) LOAN PROVISIONS. With the consent of the Committee, and subject at all times to, and only to the extent, if any, permitted under and in accordance with, laws and regulations and other binding obligations or provisions applicable to the Company, the Company may make, guarantee or arrange for a loan or loans to a Participant with respect to the exercise of any Option or other payment in connection with any Award, including the payment by a Participant of any or all federal, state or local income or other taxes due in connection with any Award. Subject to such limitations, the Committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the amount, terms and provisions of any such loan or loans, including the interest rate to be charged in respect of any such loan or loans, whether the loan or loans are to be with or without recourse against the borrower, the terms on which the loan is to be repaid and conditions, if any, under which the loan or loans may be forgiven.

               (e) PERFORMANCE-BASED AWARDS. The Committee may, in its discretion, designate any Award the exercisability or settlement of which is subject to the achievement of performance conditions as a performance-based Award subject to this Section 7(e), in order to qualify such Award as "qualified performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder. The performance objectives for an Award subject to this
Section 7(e) shall consist of one or more business criteria and a targeted level or levels of performance with respect to such criteria, as specified by the Committee but subject to this Section 7(e). Performance objectives shall be objective and shall otherwise meet the requirements of Section 162(m)(4)(C) of the Code. Business criteria used by the Committee in establishing performance objectives for Awards subject to this Section 7(e) shall be selected exclusively from among the following:

                (1)     Annual return on capital;

                (2)     Annual earnings per share or share price appreciation;

                (3)     Annual cash flow provided by operations;

                (4)     Changes in annual revenues; and/or

                (5) Strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market penetration, geographic business expansion goals, cost targets, and goals relating to acquisitions or divestitures.

The levels of performance required with respect to such business criteria may be expressed in absolute or relative levels. Achievement of performance objectives with respect to such Awards shall be measured over a period of not less than one year nor more than five years, as the Committee may specify. Performance objectives may differ for such Awards to different Participants. The Committee shall specify the weighting to be given to each performance objective for purposes of determining the final amount payable with respect to any such Award. The Committee may, in its discretion, reduce the amount of a payout otherwise to be made in connection with an Award subject to this Section 7(e), but may not exercise discretion to increase such amount, and the Committee may consider other performance criteria in exercising such discretion. All determinations by the Committee as to the achievement of performance objectives shall be in writing. The Committee may not delegate any responsibility with respect to an Award subject to this Section 7(e).

               (f) ACCELERATION UPON A CHANGE OF CONTROL. Pursuant to the terms of an individual Award Agreement, the Committee, may in its sole discretion, grant Awards which provide for adjustment (as determined by the Committee, in its sole discretion) in the event of a "change of control" (as such term may be defined by the Committee, in its sole discretion).

        8.     GENERAL PROVISIONS.

               (a) COMPLIANCE WITH LAWS AND OBLIGATIONS. The Company shall not be obligated to issue or deliver Stock in connection with any Award or take any other action under the Plan in a transaction subject to the registration requirements of the Securities Act of 1933, as amended, or any other federal or state securities law, any requirement under any listing agreement between the Company and any national securities exchange or automated quotation system or any other law, regulation or contractual obligation of the Company until the Company is satisfied that such laws, regulations, and other obligations of the Company have been complied with in full. Certificates representing shares of Stock issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be applicable under such laws, regulations and other obligations of the Company, including any requirement that a legend or legends be placed thereon.

                (b) LIMITATIONS ON TRANSFERABILITY. Awards and other rights under the Plan will not be transferable by a Participant except by will or the laws of descent and distribution or to a Beneficiary in the event of the Participant's death, and, if exercisable, shall be exercisable during the lifetime of a Participant only by such Participant or his guardian or legal representative. Notwithstanding the foregoing, the Committee may, in its discretion, authorize all or a portion of the Award (other than an ISO) to be granted to a Participant to be on terms which permit transfer by such Participant to (i) the spouse, children or grandchildren of such Participant ("Immediate Family Members"), (ii) a trust or trusts for exclusive benefit of such Immediate Family Members, or (iii) a partnership in which such Immediate Family Members are the only partners, provided that (x) there may be no consideration for any such transfer, (y) the Award agreement pursuant to which such Awards are granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Section, and (z) subsequent transfers of transferred Awards shall be prohibited except those occurring by laws of descent and distribution. Following transfer, any such Awards shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of the Plan, the term Participant shall be deemed to refer to the transferee. The events of termination of employment set forth in Section 6 hereof shall continue to be applied with respect to the original Participant, following which the options shall be exercisable by the transferee only to the extent and for the periods specified in Section 6. Awards and other rights under the Plan may not be pledged, mortgaged, hypothecated or otherwise encumbered, and shall not be subject to the claims of creditors.

               (c) NO RIGHT TO CONTINUED EMPLOYMENT OR SERVICE. Neither the Plan nor any action taken hereunder shall be construed as giving any employee or other person the right to be retained in the employ or service of the Company or any of its subsidiaries, nor shall it interfere in any way with the right of the Company or any of its subsidiaries to terminate any employee's employment or other person's service at any time.

               (d) TAXES. The Company and any subsidiary is authorized to withhold from any Award granted or to be settled, any delivery of Stock in connection with an Award, any other payment relating to an Award or any payroll or other payment to a Participant amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations.

               (e) CHANGES TO THE PLAN AND AWARDS. The Board may amend, alter, suspend, discontinue or terminate the Plan or the Committee's authority to grant Awards under the Plan without the consent of shareholders or Participants, except that any such action shall be subject to the approval of the Company's shareholders at or before the next annual meeting of shareholders for which the record date is after such Board action if such shareholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to shareholders for approval; PROVIDED, HOWEVER, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant under any Award theretofore granted to him. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate, any Award theretofore granted and any Award Agreement relating thereto; PROVIDED, HOWEVER, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant under such Award.

               (f) NO RIGHTS TO AWARDS; NO SHAREHOLDER RIGHTS. No Participant or employee shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants and employees. No Award shall confer on any Participant any of the rights of a shareholder of the Company unless and until Stock is duly issued or transferred and delivered to the Participant in accordance with the terms of the Award or, in the case of an Option, the Option is duly exercised.

               (g) UNFUNDED STATUS OF AWARDS; CREATION OF TRUSTS. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; PROVIDED, HOWEVER, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company's obligations under the Plan to deliver cash, Stock, other Awards, or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

               (h) NONEXCLUSIVITY OF THE PLAN. Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

               (i) NO FRACTIONAL SHARES. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

               (j) COMPLIANCE WITH CODE SECTION 162(M). It is the intent of the Company that employee Options, SARs and other Awards designated as Awards subject to Section 7(e) shall constitute "qualified performance-based compensation" within the meaning of Code Section 162(m). Accordingly, if any provision of the Plan or any Award Agreement relating to such an Award does not comply or is inconsistent with the requirements of Code Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and no provision shall be deemed to confer upon the Committee or any other person discretion to increase the amount of compensation otherwise payable in connection with any such Award upon attainment of the performance objectives.

               (k) GOVERNING LAW. The validity, construction and effect of the Plan, any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Florida, without giving effect to principles of conflicts of laws, and applicable federal law.

               (l) EFFECTIVE DATE; PLAN TERMINATION. The Company's 1997 Long-Term Incentive Plan initially became effective as of May 9, 1997. The 1997 Long-Term Incentive Plan was later amended and restated, with the approval of the Compensation Committee of the Board of Directors of the Company on April 27, 1998 and the shareholders on July 28, 1998. As amended and restated hereby, the Plan shall become effective as of August 3, 1999, the date of its adoption by the Board, subject to shareholder approval, and shall continue in effect until terminated by the Board.

                                    EXHIBIT B

                       TRAVEL SERVICES INTERNATIONAL, INC.
                   AMENDED AND RESTATED NON-EMPLOYEE DIRECTORS' STOCK PLAN

        1. PURPOSE. The purpose of this Amended and Restated Non-Employee Directors' Stock Plan (the "Plan") of TRAVEL SERVICES INTERNATIONAL, INC., a Florida corporation (the "Company"), is to advance the interests of the Company and its shareholders by providing a means to attract and retain highly qualified persons to serve as non-employee directors and advisory directors of the Company and to enable such persons to acquire or increase a proprietary interest in the Company, thereby promoting a closer identity of interests between such persons and the Company's shareholders.

        2. DEFINITIONS. In addition to terms defined elsewhere in the Plan, the following are defined terms under the Plan:

               (a) "Code" means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code shall be deemed to include regulations thereunder and successor provisions and regulations thereto.

               (b) "Deferred Share" means a credit to a Participant's deferral account under Section 7 which represents the right to receive one Share upon settlement of the deferral account. Deferral accounts, and Deferred Shares credited thereto, are maintained solely as bookkeeping entries by the Company evidencing unfunded obligations of the Company.

               (c) "Exchange Act" means the Securities Exchange Act of 1934, as amended. References to any provision of the Exchange Act shall be deemed to include rules thereunder and successor provisions and rules thereto.

               (d) "Fair Market Value" of a Share on a given date means the last sales price or, if last sales information is generally unavailable, the average of the closing bid and asked prices per Share on such date (or, if there was no trading or quotation in the stock on such date, on the next preceding date on which there was trading or quotation) as reported in the WALL STREET JOURNAL; PROVIDED, HOWEVER, that the "Fair Market Value" of a Share subject to Options granted effective on the date on which the Company commences an Initial Public Offering shall be the price of the shares so issued and sold, as set forth in the first final prospectus used in such Initial Public Offering.

               (e) "Initial Public Offering" means an initial public offering of shares in a firm commitment underwriting register with the Securities and Exchange Commission in compliance with the provisions of the Securities Act of 1933, as amended.

               (f) "Option" means the right, granted to a director under Section 6, to purchase a specified number of Shares at the specified exercise price for a specified period of time under the Plan. All Options will be non-qualified stock options.

               (g) "Participant" means a person who, as a non-employee director or advisory director of the Company, has been granted an Option or Deferred Shares which remain outstanding or who has elected to be paid fees in the form of Shares or Deferred Shares under the Plan.

               (h) "Rule 16b-3" means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

               (i) "Share" means a share of common stock, $.01 par value, of the Company and such other securities as may be substituted for such Share or such other securities pursuant to Section 8.

        3. SHARES AVAILABLE UNDER THE PLAN. Subject to adjustment as provided in
Section 8, the total number of Shares reserved and available for issuance under the Plan is 200,000. Such Shares may be authorized but unissued Shares, treasury Shares, or Shares acquired in the market for the account of the Participant. For purposes of the Plan, Shares that may be purchased upon exercise of an Option or delivered in settlement of Deferred Shares will not be considered to be available after such Option has been granted or Deferred Share credited, except for purposes of issuance in connection with such Option or Deferred Share; PROVIDED, HOWEVER, that, if an Option expires for any reason without having been exercised in full, the Shares subject to the unexercised portion of such Option will again be available for issuance under the Plan.

        4. ADMINISTRATION OF THE PLAN. The Plan will be administered by the Board of Directors of the Company; PROVIDED, HOWEVER, that any action by the Board relating to the Plan will be taken only if, in addition to any other required vote, such action is approved by the affirmative vote of a majority of the directors who are not then eligible to participate in the Plan.

        5. ELIGIBILITY. Each director or advisory director of the Company who, on any date on which an Option is to be granted under Section 6 or on which fees are to be paid which could be received in the form of Shares or deferred in the form of Deferred Shares under Section 7, is not an employee of the Company or any subsidiary of the Company will be eligible, at such date, to be granted an Option under Section 6 or receive fees in the form of Shares or defer fees in the form of Deferred Shares under Section 7. No person other than those specified in this Section 5 will be eligible to participate in the Plan.

        6. OPTIONS. An Option to purchase 10,000 Shares, subject to adjustment as provided in Section 8, will be automatically granted, (i) at the commencement of the Initial Public Offering, to each person who is serving as a director or advisory director of the Company at that time or who becomes a director or advisory director of the Company at that time and who is eligible under Section 5 at that time, and thereafter (ii) at the effective date of initial election to the Board of Directors, to each person so elected or appointed who is eligible under Section 5 at that date. In addition, an Option to purchase 5,000 Shares, subject to adjustment as provided in Section 8, will be automatically granted, at the close of business of each annual meeting of shareholders of the Company, to each member of the Board of Directors or advisory director who is eligible under Section 5 at the close of business of such annual meeting. Notwithstanding the foregoing, any person who was automatically granted an Option to purchase 10,000 Shares at the effective date of initial election or to the Board of Directors or appointment as an advisory director shall not be automatically granted an Option to purchase 5,000 shares at the first annual meeting of shareholders following such initial election if such annual meeting takes place within three months of the effective date of such person's initial election to the Board of Directors.

               (a) EXERCISE PRICE. The exercise price per Share purchasable upon exercise of an Option will be equal to 100% of the Fair Market Value of a Share on the date of grant of the Option.

               (b) OPTION EXPIRATION. A Participant's Option will expire at the earlier of (i) 10 years after the date of grant or (ii) one year after the date the Participant ceases to serve as a director of the Company for any reason.

               (c) EXERCISABILITY. Each Option may be exercised commencing immediately upon its grant.

               (d) METHOD OF EXERCISE. A Participant may exercise an Option, in whole or in part, at such time as it is exercisable and prior to its expiration, by giving written notice of exercise to the Secretary of the Company, specifying the Option to be exercised and the number of Shares to be purchased, and paying in full the exercise price in cash (including by check) or by surrender of Shares already owned by the Participant (except for Shares acquired from the Company by exercise of an option less than six months before the date of surrender) having a Fair Market Value at the time of exercise equal to the exercise price, or by a combination of cash and Shares.

        7. RECEIPT OF SHARES OR DEFERRED SHARES IN LIEU OF FEES. Each director or advisory director of the Company may elect to be paid fees, in his or her capacity as a director or advisory director (including annual retainer fees for service on the Board, fees for service on a Board committee, fees for service as chairman of a Board committee, and any other fees paid to directors) in the form of Shares or Deferred Shares in lieu of cash payment of such fees, if such director is eligible to do so under Section 5 at the date any such fee is otherwise payable. If so elected, payment of fees in the form of Shares or Deferred Shares shall be made in accordance with this Section 7.

               (a) ELECTIONS. Each director or advisory director who elects to be paid fees for a given calendar year in the form of Shares or to defer such payment of fees in the form of Deferred Shares for such year must file an irrevocable written election with the Secretary of the Company no later than December 31 of the year preceding such calendar year; PROVIDED, that any newly elected or appointed director may file an election for any year not later than 30 days after the date such person first became a director or advisory director, and a director may file an election for the year in which the Plan became effective not later than 30 days after the date of effectiveness. An election by a director or advisory director shall be deemed to be continuing and therefore applicable to subsequent Plan years unless the director or advisory director revokes or changes such election by filing a new election form by the due date for such form specified in this Section 7(a). The election must specify the following:

                      (i) A percentage of fees to be received in the form of Shares or deferred in the form of Deferred Shares under the Plan; and

                      (ii) In the case of a deferral, the period or periods during which settlement of Deferred Shares will be deferred (subject to such limitations as may be specified by counsel to the Company). Certain elections may not result in receipt of Shares or deferral of fees as Deferred Shares for a six-month period, as provided in Section 7(g).

               (b) PAYMENT OF FEES IN THE FORM OF SHARES. At any date on which fees are payable to a Participant who has elected to receive such fees in the form of Shares, the Company will issue to such Participant, or to a designated third party for the account of such Participant, a number of Shares having an aggregate Fair Market Value at that date equal to the fees, or as nearly as possible equal to the fees (but in no event greater than the fees), that would have been payable at such date but for the Participant's election to receive Shares in lieu thereof. If the Shares are to be credited to an account maintained by the Participant and to the extent reasonably practicable without requiring the actual issuance of fractional Shares, the Company shall cause fractional Shares to be credited to the Participant's account. If fractional Shares are not so credited, any part of the Participant's fees not paid in the form of whole Shares will be payable in cash to the Participant (either paid separately or included in a subsequent payment of fees, including a subsequent payment of fees subject to an election under this Section 7).

               (c) DEFERRAL OF FEES IN THE FORM OF DEFERRED SHARES. The Company will establish a deferral account for each Participant who elects to defer fees in the form of Deferred Shares under this Section 7. At any date on which fees are payable to a Participant who has elected to defer fees in the form of Deferred Shares, the Company will credit such Participant's deferral account with a number of Deferred Shares equal to the number of Shares having an aggregate Fair Market Value at that date equal to the fees that otherwise would have been payable at such date but for the Participant's election to defer receipt of such fees in the form of Deferred Shares. The amount of Deferred Shares so credited shall include fractional Shares calculated to at least three decimal places.

               (d) CREDITING OF DIVIDEND EQUIVALENTS. Whenever dividends are paid or distributions made with respect to Shares, a Participant to whom Deferred Shares are then credited in a deferral account shall be entitled to receive, as dividend equivalents, an amount equal in value to the amount of the dividend paid or property distributed on a single Share multiplied by the number of Deferred Shares (including any fractional Share) credited to his or her deferral account as of the record date for such dividend or distribution. Such dividend equivalents shall be credited to the Participant's deferral account as a number of Deferred Shares determined by dividing the aggregate value of such dividend equivalents by the Fair Market Value of a Share at the payment date of the dividend or distribution.

               (e) SETTLEMENT OF DEFERRED SHARES. The Company will settle the Participant's deferral account by delivering to the Participant (or his or her beneficiary) a number of Shares equal to the number of whole Deferred Shares then credited to his or her deferral account (or a specified portion in the event of any partial settlement), together with cash in lieu of any fractional Share remaining at a time that less than one whole Deferred Share is credited to such deferral account. Such settlement shall be made at the time or times specified in the Participant's election filed in accordance with Section 7(a); PROVIDED, HOWEVER, that a Participant may further defer settlement of Deferred Shares if counsel to the

Company determines that such further deferral likely would be effective under applicable federal income tax laws and regulations.

               (f) NONFORFEITABILITY. The interest of each Participant in any fees paid in the form of Shares or Deferred Shares (and any deferral account relating thereto) at all times will be nonforfeitable.

        8.     ADJUSTMENT PROVISIONS.

               (a) CORPORATE TRANSACTIONS AND EVENTS. In the event any dividend or other distribution (whether in the form of cash, Shares or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, exchange of Shares or other securities of the Company, extraordinary dividend (whether in the form of cash, Shares, or other property), liquidation, dissolution, or other similar corporate transaction or event affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of each Participant's rights under the Plan, then an adjustment shall be made, in a manner that is proportionate to the change to the Shares and otherwise equitable, in (i) the number and kind of Shares remaining reserved and available for issuance under Section 3, (ii) the number and kind of Shares to be subject to each automatic grant of an Option under Section 6, (iii) the number and kind of Shares issuable upon exercise of outstanding Options, and/or the exercise price per Share thereof (provided that no fractional Shares will be issued upon exercise of any Option), (iv) the kind of Shares to be issued in lieu of fees under Section 7, and (v) the number and kind of Shares to be issued upon settlement of Deferred Shares under Section 7. In addition, the Board of Directors is authorized to make such adjustments in recognition of unusual or non-recurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any subsidiary or the financial statements of the Company or any subsidiary, or in response to changes in applicable laws, regulations or accounting principles. The foregoing notwithstanding, no adjustment may be made hereunder except as will be necessary to maintain the proportionate interest of the Participant under the Plan and to preserve, without exceeding, the value of outstanding Options and potential grants of Options and the value of outstanding Deferred Shares.

               (b) INSUFFICIENT NUMBER OF SHARES. If at any date an insufficient number of Shares are available under the Plan for the automatic grant of Options or the receipt of fees in the form of Shares or deferral of fees in the form of Deferred Shares at that date, Options will first be automatically granted proportionately to each eligible director, to the extent Shares are then available (provided that no fractional Shares will be issued upon exercise of any Option) and otherwise as provided under Section 6, and then, if any Shares remain available, fees shall be paid in the form of Shares or deferred in the form of Deferred Shares proportionately among directors then eligible to participate to the extent Shares are then available and otherwise as provided under Section 7.

        9. CHANGES TO THE PLAN. The Board of Directors may amend, alter, suspend, discontinue, or terminate the Plan or authority to grant Options or pay fees in the form of Shares or Deferred Shares under the Plan without the consent of shareholders or Participants, except that any amendment or alteration will be subject to the approval of the Company's shareholders at or before the next annual meeting of shareholders for which the record date is after the date of such Board action if such shareholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system as then in effect, and the Board may otherwise determine to submit other such amendments or alterations to shareholders for approval; PROVIDED, HOWEVER, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant with respect to any previously granted Option or any previous payment of fees in the form of Shares or Deferred Shares.

        10.    GENERAL PROVISIONS.

               (a) AGREEMENTS. Options, Deferred Shares, and any other right or obligation under the Plan may be evidenced by agreements or other documents executed by the Company and the Participant incorporating the terms and conditions set forth in the Plan, together with such other terms and conditions not inconsistent with the Plan, as the Board of Directors may from time to time approve.

               (b) COMPLIANCE WITH LAWS AND OBLIGATIONS. The Company will not be obligated to issue or deliver Shares in connection with any Option, in payment of any directors' fees, or in settlement of Deferred Shares in a transaction subject to the registration requirements of the Securities Act of 1933, as amended, or any other federal or state securities law, any requirement under any listing agreement between the Company and any stock exchange or automated quotation system, or any other law, regulation, or contractual obligation of the Company, until the Company is satisfied that such laws, regulations, and other obligations of the Company have been complied with in full. Certificates representing Shares issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be applicable under such laws, regulations, and other obligations of the Company, including any requirement that a legend or legends be placed thereon.

               (c) LIMITATIONS ON TRANSFERABILITY. Options, Deferred Shares, and any other right under the Plan will not be transferable by a Participant except by will or the laws of descent and distribution or to a Beneficiary in the event of the Participant's death, and, if exercisable, shall be exercisable during the lifetime of a Participant only by such Participant or his guardian or legal representative. Notwithstanding the foregoing, the Committee may, in its discretion, authorize all or a portion of the Options, Deferred Shares or other right under the Plan granted to a Participant to be on terms which permit transfer by such Participant to (i) the spouse, children or grandchildren of such Participant ("Immediate Family Members"), (ii) a trust or trusts for exclusive benefit of such Immediate Family Members, or (iii) a partnership in which such Immediate Family Members are the only partners, provided that (x) there may be no consideration for any such transfer, (y) the Option, Deferred Share or other right agreement pursuant to which such awards are granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Section, and (z) subsequent transfers of transferred Options, Deferred Shares or other rights shall be prohibited except those occurring by laws of descent and distribution. Following transfer, any such awards shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of the Plan, the term Participant shall be deemed to refer to the transferee. Options, Deferred Shares, and any other right under the Plan may not be pledged, mortgaged, hypothecated or otherwise encumbered, and shall not be subject to the claims of creditors.

               (d) NO RIGHT TO CONTINUE AS A DIRECTOR. Nothing contained in the Plan or any agreement hereunder will confer upon any Participant any right to continue to serve as a director or advisory director of the Company.

               (e) NO SHAREHOLDER RIGHTS CONFERRED. Nothing contained in the Plan or any agreement hereunder will confer upon any Participant (or any person or entity claiming rights by or through a Participant) any rights of a shareholder of the Company unless and until Shares are in fact issued to such Participant (or person) or, in the case an Option, such Option is validly exercised in accordance with Section 6.

               (f) NONEXCLUSIVITY OF THE PLAN. Neither the adoption of the Plan by the Board of Directors nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements for directors as it may deem desirable.

               (g) GOVERNING LAW. The validity, construction, and effect of the Plan and any agreement hereunder will be determined in accordance with the laws of the State of Florida, without giving effect to principles of conflicts of laws, and applicable federal law.

               (h) SHAREHOLDER APPROVAL, EFFECTIVE DATE, AND PLAN TERMINATION. The Company's Non-Employee Directors' Stock Plan was adopted by the Board and approved by the Company's shareholders on May 14, 1997. The Plan will be effective as of the date of its adoption by the Board, subject to shareholder approval, and, unless earlier terminated by action of the Board of Directors, shall terminate at such time as no Shares remain available for issuance under the Plan and the Company and Participants have no further rights or obligations under the Plan.

                       TRAVEL SERVICES INTERNATIONAL, INC.
                      THIS PROXY IS SOLICITED ON BEHALF OF
                      THE BOARD OF DIRECTORS OF THE COMPANY

        The undersigned, a shareholder of TRAVEL SERVICES INTERNATIONAL, INC., a Florida corporation (the "Company"), hereby appoints Joseph V. Vittoria and Suzanne B. Bell, and each of them, as proxies for the undersigned, each with full power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse side, all of the shares of Common Stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the Delray Beach Marriott, 10 North Ocean Boulevard, Delray Beach, Florida 33483, on September 14, 1999 at 9:00 a.m., local time, and at any adjournments or postponements thereof.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF ALL THE DIRECTOR NOMINEES LISTED IN PROPOSAL 1 AND FOR THE APPROVAL OF EACH OF PROPOSALS 2 AND 3.
                               (SEE REVERSE SIDE)

                           (CONTINUED FROM OTHER SIDE)

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF ALL THE DIRECTOR NOMINEES LISTED IN PROPOSAL 1 AND FOR THE APPROVAL OF EACH OF PROPOSALS 2 AND 3.

1. ELECTION OF DIRECTORS

   NOMINEES: IMAD KHALIDI    JOHN W. PRZYWARA   JOSEPH V. VITTORIA

    [ ]   VOTE FOR all nominees listed,             [ ]    WITHHOLD AUTHORITY TO
          (except as marked to the contrary below)         VOTE for all nominees

          (INSTRUCTION:  To withhold  authority to
          vote for any individual  nominee,  write
          that   nominee's   name  on  the   space
          provided below.)

          -----------------------------------
2. Vote for the proposal to approve the Amended and Restated 1999 Long-Term Incentive Plan.

   [ ] FOR                 [ ] AGAINST                [ ] ABSTAIN

3. Vote for the proposal to approve the Amended and Restated Non-employee Directors' Stock Plan.

   [ ] FOR                 [ ] AGAINST                [ ] ABSTAIN

4. Upon such other matters as may properly come before such Annual Meeting or any adjournments or postponements thereof. In their discretion, the proxies are authorized to vote in their discretion upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL OF THE PROPOSALS.

        The undersigned hereby acknowledges receipt of (1) the Notice of Annual Meeting and Proxy Statement for the 1999 Annual Meeting, and (2) the Company's 1998 Annual Report to Shareholders.

PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY PROMPTLY USING THE ENVELOPE PROVIDED. NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES.

(Signature) ________________ (Signature, if held jointly) __________________
Dated ________, 1999

        IMPORTANT: Please sign exactly as your name appears hereon and mail it promptly even though you now plan to attend the meeting. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. When shares are held by joint tenants, both should sign. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.